Fellow Shareholders:
After stellar gains in this year's first quarter, many investors wondered if the markets could get any better. Well, they did.
Despite a few zigs and zags, the markets this period have continued to seemingly move in just one direction: up. And why not? We're in the midst of a great financial spectacle--restrained inflation, declining interest rates, and moderate economic growth--all roughly converging at this extraordinary point in history.
The current bull market is one of the strongest of this century. And while it's been fun to watch, it's been particularly satisfying to have participated...especially in light of such an uncomfortable 1994. Most importantly, those investors who stuck with their investment strategies in the face of last year's extreme volatility have reaped the measurable rewards of long-term investing.
And just as the markets continue to move beyond their traditional boundaries, so do we. Our commitment at IDEX Mutual Funds has always been to provide solid, well-managed investment products, to bring you a "universe of opportunity". Our unique strategy--to put our portfolios in the hands of some of the best money managers in the world--led to the introduction last December of four exciting new additions to IDEX II Series Fund--the Aggressive Growth, Capital Appreciation, Equity-Income, and Balanced Portfolios. That continuing pursuit of excellence has also brought us this period one of the industry's finest growth stock managers. In June, Scott Schoelzel was officially designated as Co-Portfolio Manager, along with Tom Marsico, of our flagship fund, the Growth Portfolio.
On the following pages, Tom and Scott and all of our IDEX portfolio managers discuss where they've positioned their respective portfolio's assets. We invite you to evaluate these reports and review the data, including major equity positions and industry weightings. All of this information is intended to provide an insight into what has been some of the industry's finest performances.
And our universe is still expanding. October 1, 1995 marked the introduction of our tenth portfolio -- the Tactical Asset Allocation Portfolio, managed by Dean Investment Associates. We are particularly delighted with the experience, perspective, and professionalism Dean will bring to IDEX II Series Fund. Make sure to talk with your Representative about this outstanding new option.
Of course our "Universe of Opportunity" involves more than just performance; it includes superior service as well. At IDEX, we are constantly striving to provide the kind of service that meets or exceeds expectations. We're proud to say that IDEX has been identified as an "industry leader" in service quality by DALBAR, Inc., an independent consulting firm to the financial services industry. In fact, for 1995, we are ranked by DALBAR among the top 10 of mutual fund complex participants in 11 out of 17 service categories assessed.
In addition, we'll continue to offer you convenient, state-of-the-art services like our "Electronic Bank Link" Option. Electronic Bank Link allows you to transfer money directly from your bank account to purchase shares in your IDEX Mutual Fund, or for us to transfer funds upon redemption directly to your bank account. In other words, no more need to mail checks.
Yes, these six months and this year have been historic periods in the financial markets. We're pleased with our outstanding performance. But no matter how gratifying, we must remember that it is only short-term. At the very least, given the extraordinary 1995 stock market rise, it's possible we could see some turbulence soon. But the last two years have been a powerful reminder that the greatest risk to the investor is missing out on the wealth creation that comes from investing for the long-term.
IDEX Mutual Funds are managed not only with long-term results in mind, but long-term relationships as well. We respect your personal task of financial planning and greatly appreciate the opportunity to help.
Sincerely yours,

/s/ Jack R. Kenny            /s/ G. John Hurley
-----------------            ------------------
Jack R. Kenny                G. John Hurley

Growth Portfolio
U.S. equities have continued to move higher. Market performance has been supported by stable interest rates and low inflation against a background of moderate economic growth. Within this excellent environment for growth stocks, the Growth Portfolio Class A and Class C shares had total returns of 36.70% and 36.32%, respectively, for the year ended September 30, 1995. By comparison, the Standard & Poor's 500 Index for the same period advanced 29.70%.

Several key factors have produced these conditions. American industry has become highly efficient and increased its competitive position vis-a-vis foreign companies. U.S. corporations are generating excess cash and using it more effectively. They are either repurchasing stock, which returns value to shareholders, or focusing on their higher margin businesses, either by spinning off non-core holdings, or merging intelligently to reach critical mass. U.S. fiscal policy has also taken a turn for the better. Both sides of the aisle in Congress are focused on deficit reduction. The real question now is when, where and to what extent spending will be reduced. All of these factors are coming together to create positive synergies in the economy, in the financial markets, and in individual companies.
The focus on efficiency is the major reason technology has led the rally in stocks. Although technology stumbled in September, we're still comfortable with the fundamentals of the sector. It appears we are beginning a new upgrade cycle in the computer, telecommunications, and information processing areas, which is being driven by Intel's Pentium chip and Microsoft's Windows 95. We are also optimistic about health care and financial services.
During the period, our technology and "tech"-related holdings continued to make progress. Although we trimmed or sold some of these positions when they hit fair valuations, we are still enthusiastic about Nokia, the cellular telephone and equipment manufacturer located in Finland, modem manufacturer U.S. Robotics, and semi-conductor maker LSI Logic.
We had good performances from our financial stocks. Citicorp's stock repurchase program and its dominant presence in emerging markets are driving earnings and investor confidence. In the health care and medical sector, Oxford Health
Plans continues to gain market share and improve its operating margins and earnings. Credit card processor First Data is in negotiations to acquire competitor First Financial Management. Post merger, the company will combine the major credit card transaction processor for banks with the major processor for merchants and create enormous synergies.
After the excellent performance we have seen this year, a certain amount of volatility would not be unexpected. But the current environment of moderate economic growth, low inflation, and stable interest rates provides one of the best conditions investors can expect for growth stocks. The Growth Portfolio continues to be positioned to take advantage of this environment.
Thomas F. Marsico
Growth Portfolio Manager

Scott Schoelzel
Growth Portfolio Manager
A hypothetical $10,000 invested in Class A Shares at inception (05/08/86) was worth $38,681.
A hypothetical $10,000 invested at
Class C inception (10/01/93) was worth

Growth Portfolio Class C                $12,581
Growth Portfolio Class A                $12,319
Standard & Poor's 500 Stock Index       $13,360

Average Annual Total Return*
                                                   Growth  S&P 500
                 Class A**              Class C            Index***
1 Year Ended
09/30/95                   29.15%       36.70%       36.32%  29.70%
5 Years Ended
09/30/95                   16.84%       18.17%       N/A     17.20%
Life of Class A
05/08/86 to 09/30/95       15.44%       16.17%       N/A     13.60%
Life of Class C
10/01/93 to 09/30/95       10.99%       12.94%       12.16%  15.60%

* Growth Portfolio Shares performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate;
shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.

**      Growth Portfolio Class A Shares performance in column 1 reflects the maximum sales charge of 5.5%.

***     The Standard & Poor's 500 Stock Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.

Investments By Major Industry
As a percent of Net Assets
                     September 30, 1995
                                   9/30/95 3/31/95
Basic Materials                      1.4%    1.8%
Consumer Cyclical                    5.0%    8.7%
Consumer Non-Cyclical               10.2%   12.9%
Financial                           13.6%   13.3%
Industrial                           0.4%    1.0%
Technology                          58.6%   42.3%
Utilities                           --       1.8%
Long-term U.S. Gov't securities      3.0%    3.6%
Short-term securities                8.3%   14.1%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.
Growth Portfolio
Top Five Equity Holdings
September 30, 1995

SAP AG-Vorzug
"       SAP is the world's leading provider of client-server business applications. SAP is a pioneer in the development of integrated software applications, collaborating with business and its executives worldwide to develop software that meets the complex needs of today's global business.
"       1995 half-year net profits were up 80% to $100 million, with sales for the half year rising 67% to $824 million, over the comparable period last year.

First Data Corp.
"       First Data provides high-quality, high-volume information processing and related services, including bankcard processing services, payment instrument transactions processing and information management and data processing for the cable industry.
"       First Data recently received approval from the FTC and the SEC to acquire First Financial Management Corp., owner of Western Union, which is the dominant consumer money transfer company in the U.S.

Texas Instruments, Inc.
"       Texas Instruments develops, produces and markets products in the electrical and electronics industry for industrial, consumer, and governmental use.
"       Texas Instruments recently was named by PC Magazine as the Editors'
Choice for full-featured notebook-sized computers. Their notebook PC, the Travelmate 5000, had the best battery life of all 80 notebooks tested, while making no sacrifices to outstanding performance.

Microsoft Corp.
"       Microsoft, founded in 1975, is the worldwide leader in software for personal computers.
"       With the recent release of Windows 95, a multi-tasking capable windows operating system, the computer software consumer market went into a frenzy that saw about one million copies sold in just four days.
"       Microsoft recently announced a partnership venture with Paramount
Television that will provide Microsoft exclusive original material to show on the Microsoft Network Service.

Merrill Lynch and Company, Inc.
"       Merrill Lynch provides securities, commodities and other brokerage services, clearing services for other broker-dealers, investment banking services, as well as dealing in corporate and municipal securities and obligations.
"       Merrill Lynch is one of the largest underwriters of total debt and equity both in the U.S. and globally with year to date market shares of 15.4% and 11.9%, respectively.

"       Assets under management for the second quarter of 1995 were up 12%
compared to the 1994 second quarter.

Aggressive Growth Portfolio
From inception of the Portfolio (December 2, 1994) through September 30, 1995, Class A and Class C shares had total return of 76.80% and 76.40%, respectively. By comparison, the Standard & Poor's 500 Index advanced 31.60% for the same period.
Over the course of the last six months, we added 37 new companies to the Portfolio and eliminated 32. At period's end, the Aggressive Growth
Portfolio held 91 stocks, 54 of which were held for the entire six-month period. Of these 54 companies, 52 advanced in price while only 2 declined. The 20 best companies in the Aggressive Growth Portfolio realized advances in excess of 50% over the six-month period. The median price/earnings ratio of the portfolio was 26.49 and the weighted market capitalization was $9.3 billion. This has been an extremely exciting period for the market. September, however, like other quarter-ending months, has been interesting. It has become the norm in recent times for corporate management, eager to avoid the potential for insider trading, to announce negative earnings as soon as they know that possibility exists. As a result, the period prior to the end of a quarter is frequently replete with bad earnings announcements. The most recent quarter has been no exception. The economic slowdown has taken its toll on corporate profitability. A number of weaker technology issues, such as Apple Computer, have been hit by these problems. Moreover, other technology stocks, such as the s-ram and d-ram manufacturers, have been hit by rumors of pricing weakness which we believe to be unsubstantiated. The result of all this has been a sell-off in most technology stocks during the last several weeks of the period. Once good earnings for our companies are reported, however, we expect these stocks to rebound sharply.
While economic signals continue to be mixed, there are clearly increasing signs that the economy is stronger: Housing starts rose .6% in August for the fifth monthly rise in a row; auto sales appear to be strengthening; the recently reported durable goods orders were dramatically stronger than expected. These higher economic numbers outweigh other numbers which would indicate that the economy is still not that robust, like a drop in the Consumer Confidence Index and sluggish retail sales. Nevertheless, there is sufficient evidence of strengthening that the Federal Reserve Board ("Fed") declined to lower rates again. Interestingly, the rate of inflation continues to be benign despite the improving economy. The price of gold is an excellent proxy for the inflation rate, and the price remains at a low level, recently $383 an ounce. In addition, the yield on the long bond has declined from August levels. So, despite the upward movement in the economy and the lack of Fed easing, the long bond is actually higher than it was a month ago.
It is important to understand that even as the stock market went through its quarter-end gyrations, we feel it still remains very undervalued. We use three measures to determine the appropriate valuation for the market. The first is simply to multiply our best guess of Dow earnings for 1995 by the average multiple of the last ten years, which is 16. The result is an expected target of the Dow of 5600. The second method relates the market to short-term interest rates. Our own proprietary model multiplies the reciprocal of the bottom-up forecast for the Dow earnings by the 90-day commercial paper rate adjusted for some smoothing techniques. This model states that the Dow would be correctly valued at 6200. The third technique involves the relationship between estimated earnings for the S&P 500 and the 30-year bond yield. Using the average relationship between these two variables for the period 1988 through 1994 suggests that the market could appreciate 33% next year. The Dow equivalent to this would be 6300. While none of these forecasts may be realized, it is interesting that they all agree that the market will appreciate significantly next year using only average relationships. As to our stocks, while we may experience a period of profit-taking in the near term, earnings for our companies look very robust.

Aggressive Growth Portfolio
A hypothetical $10,000 invested in Class A and C
Shares at inception (12/2/94) was worth $16,720 and $17,640, respectively.

Total Return*
        Aggressive Growth                                 S&P 500
                  Class A **            Class C            Index***

Life of Portfolio

12/02/94 to 09/30/95    67.20%  76.80%  76.40%  31.60%

* Aggressive Growth Portfolio Shares performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.

**      Aggressive Growth Portfolio Class A Shares performance in column 1 reflects the maximum sales charge of 5.5%.

***     The Standard & Poor's 500 Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.

Investments By Major Industry
As a percent of Net Assets
                             September 30, 1995
                              9/30/95  3/31/95
Consumer Cyclical               11.8%    8.7%
Consumer Non-Cyclical           11.5%   12.9%
Financial                        2.3%   13.3%
Industrial                       3.0%    1.7%
Technology                      82.9%   52.7%
Utilities                       --       0.7%
Short-term securities           --      19.2%

Aggressive Growth Portfolio
Top Five Equity Holdings
September 30, 1995

Altera Corp.
"       Altera, founded in 1983, is a world-wide leader in high-performance high-density programmable logic devices and associated computer-aided engineering logic development tools. Programmable logic devices are semiconductor chips that offer onsite programmability to customers.

OfficeMax, Inc..
"       OfficeMax operates high-volume, deep-discount office products superstores in the United States.
"       OfficeMax, as of June 30, 1995, operates 403 superstores with intentions in fiscal year 1995 to open approximately 80 more superstores, along with 10 new delivery centers, and three new concepts: FurnitureMax, OfficeMax Online, and CopyMax.
"       OfficeMax recently reduced the price of a popular fax machine to a new industry low of $200, making faxes more appealing to consumer users.

U.S. Robotics, Inc.
"       U.S. Robotics designs, manufactures, markets and supports
high-performance data communications products and systems targeted to business and professional users worldwide.
"       U.S. Robotics sells dial-up modems, network management systems, and data communications software.
"       U.S. Robotics recently acquired ISDN Systems Corp. in a $40 million tax-free exchange of stock.

Xilinx, Inc.
"       Xilinx designs, develops, and markets programmable logic devices, including field programmable gate arrays and erasable programmable logic devices.
"       Xilinx recently announced record levels of sales, operating income, net income and earnings per share in its first quarter compared to the same quarter a year earlier.
"       Revenue rose by 67% to a record $125.8 million from $75.2 million reported in the first quarter prior
year.

Applied Materials, Inc.
"       Applied Materials designs and manufactures processing systems used by producers of semiconductor devices and wafer material suppliers in the wafer fabrication portion of their manufacturing process.
"       Net income for the third quarter was up 139% and sales were up 104%.

Capital Appreciation Portfolio
For the period from inception of the Portfolio (December 2, 1994) through September 30, 1995, the Capital Appreciation Portfolio Class A and Class C shares had total returns of 35.40% and 34.90%, respectively. By comparison, the Standard & Poor's 500 Index advanced 31.60% for the same time. We outperformed our benchmark because we experienced good advances in many of our core holdings. Performance also benefited from our participation in several successful initial public stock offerings.

The financial markets continued to perform well through the end of September. Early in the third quarter, economic growth showed signs of a resurgence after a weak second quarter. Subsequent economic numbers, however, had a more consistently negative tone and interest rates declined. There now seems to be a growing consensus that the economy is weakening and, in fact, some analysts are beginning to use the "r" word -- recession. Technology, which has been leading the market, stumbled in September when investors became concerned about a loss in earnings momentum. In my view, the outlook for technology still remains unclear at this point. What is unusual about the current economic cycle is that interest rates are low, reflecting low inflation, which means that any downturn in the economy should be short-lived. A slow-growth economy is a relatively benevolent atmosphere for most growth stocks, which can still increase their earnings even when the economy is weak.

Portfolio holdings that turned in good results during the period encompassed a broad array of industries, including a number of wireless and paging companies such as Arch Communications and Paging Network. Even though they moved higher, I increased all three positions. Trigen Energy, a supplier of alternative heating and cooling systems to commercial buildings, also appreciated, as did Exide, the maker of automotive and industrial batteries. I am still holding both of those positions and our position in First Data, a processor of credit card transactions that is acquiring competitor First Financial Management. Post-merger, the new company will be a dominant force in the processing of credit card transactions, and will create significant synergies. I increased the position in J.D. Wetherspoon, the British pub company that was another of the Portfolio's strong performers. Our position in Hospitality Franchise, a franchisor of popular hotel and motel chains, was increased. The company is purchasing real estate broker Century 21 and I expect management to pursue many innovative changes in its business.

New positions that acted well included Black Box, a distributor of catalogues for networking products, and Medaphis, an outsourcer of physicians' billing. I took profits in several telecommunications stocks--Nokia (Finnish), Vodaphone (British), and AirTouch (U.S.) positions were all reduced or liquidated when new cellular subscriber estimates came in weaker than expected. J.P. Food Service, a food service distributor, was also sold after it hit my price target.

As we enter the fourth quarter, I am somewhat cautious on the market. On the positive side, interest rates are bumping up against the old lows and appear to be heading down. But the more operative factor in the current market is earnings. The economy has slowed and companies are facing some of their most difficult earnings comparisons yet as they go up against the very strong third and fourth quarters of 1994. The U.S. dollar, which had previously benefited the earnings of companies with international operations, has strengthened and is now a drag on earnings.

I am very pleased with this period's performance. But performance tends to come in fits and starts, in part because this Portfolio does not closely resemble any of the market indexes. While I cannot in any way predict what our performance will look like in the future, I am still excited about the companies our research is uncovering. If we stay focused on finding great companies, we should continue to do well on a long-term basis.

Capital Appreciation Portfolio
A hypothetical $10,000 invested in Class A and C Shares at inception (12/2/94) was worth $12,798 and $13,490, respectively.

Total Return*
        Capital Appreciation                    S&P 500         S&P Midcap
                Class A**               Class C Index***        400 Index***
Life of Portfolio
12/02/94 to 09/30/95    27.98%  35.40%  34.90%  31.60%  29.00%

* Capital Appreciation Portfolio Shares performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.

**      Capital Appreciation Portfolio Class A Shares performance in column 1 reflects the maximum sales charge of 5.5%.

***     The Standard & Poor's 500 Index and Standard & Poor's MidCap 400 Index
are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.

Investments By Major Industry
As a percentage of Net Assets
                        September 30, 1995
                          9/30/95 3/31/95
Basic Materials             4.1%    4.4%
Consumer Cyclical          22.1%   26.2%
Consumer Non-Cyclical      17.6%   16.0%
Financial                  15.0%    8.9%
Independent                 2.4%    6.3%
Industrial                  6.3%    6.2%
Technology                 23.3%   16.2%
Utilities                   5.1%    4.7%
Short-term securities       1.9%   11.1%

Capital Appreciation Portfolio
Top Five Equity Holdings
September 30, 1995

Paging Network, Inc.
"       Paging Network is the largest paging company in the U.S.
"       Paging Network recently announced the purchase of operations of
Celpage, Inc., as well as finalizing a purchase of International Paging Corp.'s paging assets. The two acquisitions are expected to add 60,000 pagers in service to Paging Networks cache.
"       Paging Network recently completed the acquisition of certain paging assets from PageAmerica Group, Inc., adding an additional 77,000 subscribers.

R.P. Scherer Corp.
"       R.P. Scherer is the world's largest producer of soft gelatin capsules.
"       R.P. Scherer develops and makes oral drug delivery systems and produces soft gelatin capsules used for drugs, vitamins, cosmetics and recreational products.
"       Operating earnings in the quarter ended June 30, 1995, were
$30.2 million, up 11% from the same period last year.
"       R.P. Scherer entered into an agreement with Eli Lilly for a joint venture to develop formulations of a
new Eli Lilly drug for use with R.P. Scherer's oral fast dissolving dosage for '2yd's.'

Hospitality Franchise System Corp.
"       HFS is the world's largest hotel franchiser, with six nationally recognized brand names: Days Inn, Ramada (in the U.S.), Howard Johnson, Super 8, Parks Inn Int'l. (in the U.S. and Canada), and Village Lodge.
"       HFS does not own or operate hotels, but provides services to hotel operators designed to increase hotel revenues and profitability.

Exide Corp.
"       Exide founded in 1888 by Thomas Edison, is the world's largest manufacturer and marketer of automotive and industrial batteries, as well as battery accessories, chargers and remanufactured starters and alternators.
"       Exide has quadrupled in size since 1989, boasting annual sales of
$2.5 billion.
"       Exide is the primary battery supplier to Chrysler Corp. and supplies
Sears Roebuck and Company with its DieHard Weather Handler and specialty batteries.

First Data Corp.
"       First Data provides high-quality, high-volume information processing and related services, including bankcard processing services, payment instrument transactions processing and information management and data processing for the cable industry.
"       First Data recently received approval from the FTC and the SEC to acquire First Financial Management Corp., owner of Western Union, which is the dominant consumer money transfer company in the U.S.


Global Portfolio
Low interest rates and low inflation continued to fuel U.S. equities markets during the third quarter of 1995. Moderate economic growth provided an excellent backdrop for business in the U.S., for growth stocks in particular. The U.S. economy has indeed landed softly. In Europe, several markets hit records during the quarter, pushed higher by a decline in interest rates and the dollar's appreciation against its major competitors, the Japanese yen and the German mark.

For the year ended September 30, 1995, the Morgan Stanley Capital
International World Index gained 15.00%. By comparison, the Global Portfolio Class A and Class C shares had total returns of 15.47% and 15.14%, respectively, during the same period. While our non-technology holdings played catch-up, we had good performances from a number of stocks across the portfolio.

In general, our larger positions performed well. SAP, a German multinational that provides the only fully-integrated business software applications package that ties accounting, human resources, and manufacturing together, had a strong showing. We also saw good results from Federated Department Stores, which gained even though the retail group has been near the back of the pack recently, and from the Dutch company Wolters Kluwer, a publisher of professional, medical, legal and scientific journals.

A number of new additions to the Portfolio posted increases, including Chase Manhattan, which is merging with Chemical Bank. The merger should produce numerous operating efficiencies and a very strong competitor in the banking markets. We liquidated several stocks profitably during the period as well. Among those was Amway Asia, which distributes Amway products in the Pacific Rim. One of the Portfolio' s few underachievers was DavCo, the largest owner of Wendy's restaurants, which failed to meet expectations and was sold.

Some of our core positions now are: Kinnevik, the Swedish paper and paper-packaging conglomerate that has exposure to telecommunications and media; NTT Data Communications Systems, a software subsidiary of the Japanese company Nippon Telegraph and Telephone; and Swiss drug developer Roche. All of these appear quite inexpensive relative to their earnings growth rates.

As we approach year end, we're beginning to experience increased volatility in the equity markets. This is not at all surprising after the excellent results of the first nine months. Markets do not always go up as consistently as they have this year, but if inflation and interest rates remain in check, and economic growth is moderate, the markets could still make progress.

The trend toward deregulated and more open foreign markets should continue to create excellent long-term investment opportunities globally. Our research staff is generating good ideas and still finding stocks at reasonable prices with outstanding earnings prospects. I will continue to add these companies to the Portfolio as we move through year end.

Global Portfolio
A hypothetical $10,000 invested in Class A Shares at inception (10/01/92) was worth $17,387.

A hypothetical $10,000 invested at
Class C inception (10/01/93) was worth

Global Portfolio Class C  $13,515
Global Portfolio Class A  $13,037
Morgan Stanley Capital International World Index  $13,110

Average Annual Total Return*
        Global                                        MSCIW
                          Class A**    Class C        Index***
1 Year Ended
09/30/95                    9.10%       15.47%  15.14%  15.00%
Life of Class A
10/01/92 to 09/30/95       20.24%       22.53%  N/A     14.50%
Life of Class C
10/01/93 to 09/30/95       14.18%       17.46%  16.25%  11.50%

* Global Portfolio Shares performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.

**      Global Portfolio Class A Shares performance in column 1 reflects the maximum sales charge of 5.5%.

***     The Morgan Stanley Capital International World (MSCIW) Index is an
unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.

Investments By Major Industry
As a percentage of Net Assets
                     September 30, 1995
                       9/30/95 3/31/95
Basic Materials          1.0%    0.3%
Consumer Cyclical       23.0%   31.6%
Consumer Non-Cyclical   14.6%   20.7%
Energy                   0.6%    1.1%
Financial               10.8%    4.6%
Independent              7.1%    7.3%
Industrial              10.9%    5.5%
Technology              26.9%   24.4%
Utilities                1.4%    2.4%
Short-term Securities    --      2.1%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.

Global Portfolio
Top Five Equity Holdings
September 30, 1995

Kinnevik AB
"       Kinnevik is a large worldwide conglomerate based in Denmark with a concentration in the communications industry.
"       Kinnevik reported that its subsidiary, Millicom International Cellular, reported a 101% increase in subscribers compared to a year earlier.
"       Sales are up in the first half of 1995 by over 24% over the first half of 1994.

Astra AB
"       Astra continues to be one of the fastest growing pharmaceutical companies in the world with first half 1995 sales are up 35.6% over the first half of 1994.
"       Since the establishment of Astra Merck Inc., producer of Losec
(marketed in the U.S. as Prilosec) U.S. sales rose 74% from the same period a year ago.

Roche Holding AG
"       Roche Holding, based in Switzerland, is one of the world's largest drug producers.
"       The Company reported a better-than-expected increase in pharmaceutical sales with a 16% increase during the 9 month period ended September 30, 1995.
"       Roche Holding recently submitted an application for approval with the
U.S. Food and Drug Administration for its new drug Invirase, a drug that appears to slow down the progression of the AIDS virus.

SAP AG-Vorzug
"       SAP is the world's leading provider of client-server business applications. SAP is a pioneer in the development of integrated software applications, collaborating with business and its executives worldwide to develop software that meets the complex needs of today's global businesses.
"       1995 half-year net profits were up 80% to $100 million, with sales for the half year rising 67% to $824 million, over the comparable period last year.

Millicom International Cellular SA
"       M.I.C. recently reported that it added 33,107 cellular subscribers worldwide in the second quarter. Total subscribers have doubled over the past 12 months.
"       M.I.C. recently announced the acquisition of an 18.5% interest in
Mobile Telecommunications, a Lithuanian cellular telephone operator.


 Global Portfolio
Global Portfolio
Investment Holdings By Country
September 30, 1995
As a percentage of Net Assets

United States
Long-term securities               13.40%
Short-term securities and Other     3.70
                                   17.10

Europe
Austria                             1.21
Belgium                             1.02
Denmark                             0.23
Finland                             5.90
France                              2.20
Germany                            10.24
Italy                               0.75
Luxembourg                          0.86

Netherlands              5.89
Norway                   0.25
Spain                    0.65
Sweden                  13.88
Switzerland              3.61
United Kingdom           2.56
                        49.25

Africa
South Africa             0.04%


Latin America
Brazil                   1.75
Mexico                   2.45
                         4.20

Asia/Pacific Rim
Hong Kong                2.58
India                    0.84
Indonesia                3.28
Japan                   18.73
South Korea              0.68
Thailand                 0.48
                        26.59

Australia
Australia                2.83

Balanced Portfolio
The rally in the U.S. financial markets continued through the end of September. Economic growth remained moderate, even though there were some signs of strength as the economy worked off the inventory build-up that occurred earlier in the year. The rate of inflation continued to be quite low, held down by historically slow increases in unit labor costs. Together, these factors produced a positive environment for growth stocks and a firm bond market.
For the period from inception of the Portfolio (December 2, 1994) through September 30, 1995, the Balanced Portfolio Class A and Class C shares had total returns of 15.27% and 14.77%, respectively. Over the same period, the Standard & Poor's 500 Index gained 31.60% and the Lehman Brothers Long Government/Corporate Index advanced 14.70%. The growth section of the Portfolio generally performed well over the period, while the majority of the fixed-income portion remained invested in three to five-year bonds. While these maturities are shorter than our benchmark index, I am maintaining the position because yields are competitive with those on longer maturities. And given the current low level of interest rates, they do not run as much risk of price declines should interest rates turn up.
Within the fixed-income sector of the portfolio, corporate bonds are the largest component comprising more than 30% of assets. In a strong business cycle with low interest rates, corporate bonds have an excellent risk/reward profile because their higher yields are supported by solid corporate fundamentals. Current cash level is around 14%.
The equity portion of the Portfolio remains around 50% and continues to emphasize large growth stocks. I continue to focus on companies that are using excess cash to buy back a significant portion of their stock as a means of returning profits to shareholders. Outsourcing of complex operational functions, such as data processing, also continues to be an area of emphasis. The technology sector is being reduced. Technologies stumbled in September and came under profit-taking when the market began to worry about the sustainability of earnings momentum.
Many of our larger holdings have appreciated. Information processor EDS (General Motors E) moved up on the news that General Motors was spinning off the company. First Data Corporation is pursuing its acquisition of competitor First Financial Management; the merger will combine the major credit card transaction processor for banks with the major processor for merchants, creating enormous synergies. Our insurance stocks also performed well; UNUM, which has a large segment of the disability market, moved higher, as did reinsurer General Re. Hershey Foods also posted good results. In the banking area, Bank of New York is building market share via acquisitions of regional banks, while Citicorp, a new addition this period, has a share repurchase program that is getting investors' attention.
Other additions to the Portfolio during the period included: chemical manufacturer Hercules, also engaged in a major share repurchase program; NBD Bancorp, which is merging with First Chicago; and reinsurer Risk Capital. On the sell side, we took profits in Newell Corp., a distributor of consumer products, and Minerals Technology, the sole supplier of a cost-reducing agent (precipitated calcium carbonate) for the paper industry. We also reduced our positions in J.P. Morgan and Federated Department Stores.
After such a sharp run-up in the equity markets, investor expectations are high. It would not be too surprising to encounter volatility in the broad market going into year end. In addition, the rally has been led by technology, which is an especially volatile sector. I intend to take advantage of any volatility to purchase stocks at lower prices than we might obtain when the market is steadily rising. Greater price fluctuation can present a greater opportunity to add value.

Balanced Portfolio
A hypothetical $10,000 invested in Class A and C Shares at inception (12/2/94) was worth $10,893 and $11,477, respectively.

Total Return*
        Balanced                          LBLGCB        S&P 500
                Class A**       Class C   Index***      Index***
Life of Portfolio
12/02/94 to 09/30/95    8.93%   15.27%  14.77%  14.70%  31.60%

* Balanced Portfolio Shares performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.

 **     Balanced Portfolio Class A Shares performance in column 1 reflects the maximum sales charge of 5.5%.

***     The Standard & Poor's 500 Index and Lehman Brothers Long
Government/Corporate Bond (LBLGCB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.

Investments By Major Industry
As a percentage of Net Assets
                                September 30, 1995
                                  9/30/95 3/31/95
Basic Materials                      5.7%    1.9%
Consumer Cyclical                   19.4%   22.9%
Consumer Non-Cyclical               13.7%   16.1%
Financial                           23.0%   16.1%
Independent                          0.7%   --
Industrial                           8.5%    4.3%
Technology                          12.3%    6.2%
Long-term U.S. Gov't securities      5.2%    3.9%
Short-term securities               13.9%   20.6%

 This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.

Balanced Portfolio
Top Five Equity Holdings
September 30, 1995

Robert Half International, Inc.
"       Robert Half operates the world's largest specialized provider of temporary and permanent personnel in the fields of accounting and finance. The company has two main divisions, Accountemps and Robert Half, which provide temporary and permanent personnel, respectively.
"       Robert Half reported a 55% increase in service revenues in first quarter 1995 compared to 1994, attributable to the rising need for specialized staffing services.

SAP AG-Vorzug
"       SAP is the world's leading provider of client-server business applications. SAP is a pioneer in the development of integrated software applications, collaborating with business and its executives worldwide to develop software that meets the complex needs of today's global business.
"       1995 half-year net profits were up 80% to $100 million, with sales for the half-year rising 67% to $824 million, over the comparable period last year.

General Motors Corp.
"       General Motors is the largest manufacturer of automobiles in the world.
The Company also produces defense products such as military vehicles, radar and weapons control systems, guided missile systems, and defense satellites.
"       The Canadian Division, GM Canada, signed an agreement with Canadian
National Railways to sell 175 locomotives, the single largest locomotive order Canadian National has ever placed.
"       GM's subsidiary, Hughes Electronic Corp., reached an agreement with
Carlyle Group L.P. to purchase Magnavox Electronic Systems Co. for $370 million cash.

UNUM Corp.
"       UNUM provides life, disability, and health insurance.  Related products include group pension products and reinsurance. UNUM's affiliates include UNUM Life Insurance Company of America, the nation's leading provider of disability insurance and retirement products.
"       Revenues for the first quarter of 1995 were $955.1 million versus
$875.1 million for the same quarter in 1994, an increase of over 9%.

First Data Corp.
"       First Data provides high-quality, high-volume information processing and related services, including bankcard processing services, payment instrument transactions processing and information management and data processing for the cable industry.
"       First Data recently received approval from the FTC and the SEC to acquire First Financial Management Corp., owner of Western Union, which is the dominant consumer money transfer company in the United States.


Equity-Income Portfolio
For the period from inception of the Portfolio (December 2, 1994) through September 30, 1995, total returns for Class A and Class C shares was 18.43% and 17.95%, respectively. For comparative purposes, over the same period the Standard &Poor's 500 Index advanced 31.60% and the Lehman Brothers Intermediate Government/Corporate Bond Index gained 11.80%. The Portfolio is invested in common stocks, convertible securities, intermediate-term corporate bonds, and cash.

Stock market leadership broadened during the year's second and third quarters to include groups that have lagged the market for several quarters. As various industries warned investors of third quarter earnings shortfalls, companies with more certain earnings growth characteristics may be emerging as the new leadership. After strong corporate profit growth over the last four years, that growth rate is expected to slow for the balance of this year and the next as well. Reasons for the expected profit slowdown include slow economic growth, poor growth in the economies of our trading partners, and strength in the U.S. dollar. Companies that can deliver good earnings growth in late 1995 and into 1996 will be less plentiful than we've witnessed during the recent period when overall corporate profits grew rapidly. During these slowdowns, companies that can consistently deliver earnings growth become more attractive to investors as the sustainability of profit growth across the economy is less certain.

In addition to investing in companies with consistent growth patterns, our investment philosophy concentrates on companies that are well-financed and attractively valued. Investing in companies with strong capital structures is inherently less risky than depending on growth from financially leveraged companies. As the economy has generally been in an expansion mode over the last four years, the market has not placed a valuation premium on better capitalized companies. As earnings and cash flow growth become more difficult to achieve, well-capitalized companies should begin to command their historical premium as investors attempt to control financial risk.

Based on our outlook, we have been adding to holdings in consumer goods, beverages, financials, and convertible securities. We have maintained our bond holdings but allowed cash reserves to build as the flattening of the yield curve seems to be discounted. Yields at longer maturities are not providing enough extra return to compensate for the risk. The Portfolio asset mix at period end was 65.9% stocks, 8.6% convertible securities, 7.6% corporate bonds, 8.3% government bonds and 9.6% in cash and receivables minus liabilities.

The Equity-Income Portfolio remains focused on stocks of companies with strong balance sheets, established market shares within their industries, and high and sustainable returns on shareholders' equity. We continue to have an above-average holding in medium-sized companies where valuations still appear more reasonable than the large-capitalization issues. We also continue to focus on consolidation within industries as a logical theme for several reasons: corporate cash flows are strong, share prices are high for many companies seeking to grow through acquisition, the dollar remains undervalued making foreign purchases of U.S. businesses cheaper, and credit is widely available to pursue deals.

Equity-Income Portfolio
A hypothetical $10,000 invested in Class A and C Shares at inception (12/2/94) was worth $11,193 and $11,795, respectively.

Total Return*
        Equity-Income                           LBIGCB   S&P 500
                     Class A**     Class C      Index*** Index***
Life of Portfolio
12/02/94 to 09/30/95    11.93%  18.43%  17.95%  11.80%    31.60%

* Equity-Income Portfolio Shares performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.

**      Equity-Income Portfolio Class A Shares performance in column 1 reflects the maximum sales charge of 5.5%.

*** The Standard & Poor's 500 Index and Lehman Brothers Intermediate Government/Corporate Bond (LBIGCB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.

Investments By Major Industry
As a percentage of Net Assets
                      September 30, 1995
                       9/30/95 3/31/95
Basic Materials         13.5%    6.2%

Consumer Cyclical                  10.9%    5.8%
Consumer Non-Cyclical              18.2%    9.9%
Energy                              8.6%    6.9%
Financial                           9.3%    5.4%
Independent                         3.4%    2.9%
Industrial                         12.8%   18.4%
Technology                          4.5%    6.7%
Utilities                           0.9%    1.7%
Long-term U.S. Gov't securities     8.3%   20.0%
Short-term securities              --      16.1%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.

Equity-Income Portfolio
Top Five Equity Holdings
September 30, 1995

Arcadian Corp.
"       Arcadian, formed in 1989, is the largest producer and distributor of nitrogen fertilizers and chemicals in the Western hemisphere.
"       Revenues for the fiscal year ending 1994 were up 37% over the prior year's revenues and operating income was up 89% over the same period of the prior year.

General Electric Company
"       General Electric is a diversified manufacturer and marketer engaged in many lines of business including high technology consumer and commercial electrical and related products, aerospace, electrical supply houses, financial services, commercial leasing and entertainment.
"       General Electric reported record earnings for the second quarter of
1995 with earnings per share up 12% over 1994's second quarter. Revenues also made great advances, up 19% over 1994's second quarter.

RJR Nabisco Holdings Corp.
"       RJR Nabisco, through wholly-owned RJR Nabisco, Inc., conducts tobacco and food businesses. The company's largest selling cookie brands include Oreo, Chips Ahoy and Newtons.
"       RJR Nabisco has agreed to purchase 50% of Royal Beech-Nut Ltd. to help bolster its world-wide distribution.
"       Net income for the six months ended June 30, 1995 is up 53% compared to the same period in 1994.

Olin Corp.
"       Olin is a multi-segment company which operates primarily in chemical production, metal fabrication, and defense and ammunition production.
"       Olin has a metal cladding process that has made the company a large supplier of metal to the U.S. Mint and foreign governments.

H.J. Heinz Company
"       H.J. Heinz operates principally in the manufacture, packaging, and marketing of an extensive line of processed food products. Most notable are Heinz ketchup, Starkist tuna products, 9-Lives cat food, Weight Watchers, Ore-Ida, and Steak-Umms.
"       H.J. Heinz recently reported that half of its operating income in fiscal 1994 came from foreign operations as the Company's products are widely distributed around the world.
"       Operating income rose 18% in the first quarter of 1995 compared to first quarter 1994.


Income Plus Portfolio

For the year ended September 30, 1995, total returns for the Income Plus Portfolio Class A and C shares were 15.85% and 15.08%, respectively. The Merrill Lynch High Yield Master Index for the same period was up 16.64%. The performance of the Portfolio compared quite well with the average high-yield fund. High-yield bonds and investment-grade securities performed well during the period. During the early part of our fiscal year, investors were still unsettled as a result of the dramatic rise in interest rates since the beginning of 1994. This pessimistic mood of investors coupled with our belief that the economy would eventually weaken led us to increase the Portfolio's investment-grade exposure and its duration. At the same time, we upgraded the quality of our high-yield bond holdings as we reduced their weighting as a percentage of the Portfolio. When investors finally jumped on the market bandwagon in early June, we became decidedly more cautious. Our caution translated into a higher cash level for the Portfolio.
The Federal Reserve Board (the "Fed") has continued its policy of fine-tuning the economy. Historically, "soft landings" often become recessions, but given the low level of inflation in this particular cycle, the Fed has enjoyed an extreme amount of flexibility. Unlike other cyclical upturns in the economy that produced rising unit labor costs, this particular cycle has seen these costs remain subdued. This is extremely important given the significant correlation of unit labor costs and inflation. Altogether, we remain quite optimistic regarding any near-term inflation threat.
While an increase in interest rates is the key risk to the Portfolio, we continue to prefer interest rate risk over credit risk, although not at the same enthusiastic levels of a year ago. And even though interest rates appear to be at the lower end of the expected range for the intermediate future, we remain long-term bullish on the secular trend of interest rates.
The valuation level and the optimistic outlook by investors for high-yield bonds does not provide an adequate return for the comparative risks. With spreads as tight as anytime in the past fifteen years, they will, at best, earn just a coupon return over the foreseeable future. Our indicators that measure short-term economic sensitivity imply potential disappoint-ment for future reported corporate earnings. If so, the equity-like characteristics of high-yield bonds should be reflected in their relative performance, i.e., higher quality high-yield bonds should outperform lower quality high-yield bonds. More importantly, high-yield bonds may be entering a period of underperformance relative to high-grade bonds.
The near-term outlook for the Income Plus Portfolio remains moderately favorable. The long-term secular bull market in bonds appears intact. While some short-term setbacks will always occur, long-term forces such as demographics, debt contraction, and globalization of unit labor costs still suggest interest rates could see much lower levels.

Income Plus Portfolio
A hypothetical $10,000 invested in Class A Shares at inception (06/14/85) was worth $27,624.

A hypothetical $10,000 invested at
Class C inception (10/01/93) was worth

Income Plus Portfolio Class C           $10,985
Income Plus Portfolio Class A           $10,672
Merrill Lynch High Yield Master Index   $11,867

Average Annual Total Return*
        Income Plus                              MLHYM
                         Class A**      Class C  Index***
1 Year Ended
09/30/95                  10.31%  15.85%  15.08%  16.64%
5 Years Ended
09/30/95                  10.78%  11.87%  N/A     16.33%
10 Years Ended
09/30/95                  10.20%  10.74%  N/A     12.05%
Life of Class C
10/01/93 to 09/30/95       3.31%   5.85%   4.80%   8.94%

* Income Plus Portfolio Shares performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate;
shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.

**      Income Plus Portfolio Class A Shares performance in column 1 reflects the maximum sales charge of 4.75%.

***     The Merrill Lynch High Yield  Master (MLHYM) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.

Investments By Major Industry
As a percentage of Net Assets
                       September 30, 1995
                         9/30/95 3/31/95
Basic Materials            8.2%    8.2%
Consumer Cyclical         11.9%   17.4%
Consumer Non-Cyclical     23.3%   26.2%
Energy                    11.0%    8.9%
Financial                  5.5%    9.3%
Industrial                13.4%   15.1%
Technology                 1.4%    1.4%
Utilities                  7.8%    5.2%
Short-term securities     14.2%    3.0%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.


Flexible Income Portfolio
The U.S. economy appears to have completed a soft landing. Growth is moderate, with areas of strength offset by areas of weakness. Construction, housing and housing-related items, such as furniture and appliances, have been strong, as have technology and communications. Auto sales also rebounded during the summer. Retail sales were weak when seasonal factors, such as back-to-school sales, are factored in. Wage and income growth have also been anemic. The Federal Reserve Board stayed on the sidelines during the summer in the face of a very tame inflation picture.
For the year ended September 30, 1995, the Flexible Income Portfolio Class
A and Class C shares had total returns of 11.57% and 10.95%, respectively. For the same period, the Lehman Brothers Long Government/Corporate Bond Index advanced 14.40%. The Portfolio benefited from a slight decline in Treasury issues, providing advances in our 10-year Treasury bonds. Corporate and high-yield/high-risk bonds still make up the core of the Portfolio's holdings. When business conditions are as favorable as they are right now, corporate bonds offer better yields, often supported by improving fundamentals. Under such conditions the risk/reward ratio places corporate credits in a favorable light.
Investment-grade bonds have been performing in line with Treasuries but have produced a higher yield. High-yield/high-risk (junk) bonds have been the best performers due to their superior yields. Stable interest rates allow high-yield debt to show its performance mettle because bond results are more affected by yield than by price when rates hold in a narrow range. Portfolio performance was also enhanced by our participation in the new issue convertible market where we found a number of bargains.

A new holding in the Portfolio is U.S. Gypsum. USG is de-leveraging its balance sheet after a difficult past. The bonds are rated BB by Standard & Poor's Rating Services, but we believe management will reduce debt. Centerbank is another addition. This issue is one of the cheapest bonds in the banking industry, according to our analysis. We believe the bank will be helped by broad consolidation in the banking industry.

Going forward we will focus closely on U.S. Congressional budget negotiations and on any signs of accelerating economic growth. Significant budget reduction would be a real positive for the financial markets. We will also continue to carefully monitor the bonds we invest in. Research is the key to gaining an advantage in the corporate debt market, which is currently the area of greatest fixed-income opportunity. And as long as economic growth is moderate and inflation rates are low, this sector should remain strong. If current conditions continue in place, I expect a firm bond market as we approach year end 1995 and begin 1996.

Flexible Income Portfolio
A hypothetical $10,000 invested in Class A Shares at inception (06/29/87) was worth $18,245.

A hypothetical $10,000 invested at
Class C inception (10/01/93) was worth

Flexible Income Portfolio Class C               $10,832
Flexible Income Portfolio Class A               $10,439
Lehman Brothers Long Gov./Corp. Bond Index      $10,960

Average Annual Total Return*
        Flexible Income                             LBLGCB
                  Class A**             Class C     Index***
1 Year Ended
09/30/95                    6.27%   11.57%   10.95%  14.40%
5 Years Ended
09/30/95                   11.38%   12.48%    N/A     9.90%
Life of Class A
06/29/87 to 09/30/95        7.48%     8.19%   N/A     9.30%
Life of Class C
10/01/93 to 09/30/95        2.17%     4.69%   4.07%   4.70%

* Flexible Income Portfolio Shares performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.
**      Flexible Income Portfolio Class A Shares performance in column 1 reflects the maximum sales charge of 4.75%.

***     The Lehman Brothers Long Government/Corporate Bond (LBLGCB) Index is an
unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.

Investments By Major Industry

As a percentage of Net Assets
                                       September 30, 1995
                                         9/30/95 3/31/95
Basic Materials                           --        1.2%
Consumer Cyclical                          22.8%   10.8%
Consumer Non-Cyclical                      10.0%    9.9%
Energy                                      6.1%    8.3%
Financial                                  22.1%   21.1%
Industrial                                  9.4%   15.0%
Technology                                 12.9%   14.6%
Utilities                                  --       1.6%
Long-term U.S. Gov't securities            12.6%   14.2%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.

Tax-Exempt Portfolio
Based on total return, the Tax-Exempt Portfolio performed adequately versus its benchmark index during the latest period. For the year ended September 30, 1995, the Tax-Exempt Portfolio Class A and Class C shares had total returns of 7.75% and 7.48%, respectively. By comparison, the Lehman Brothers Long Municipal Bond Index advanced 11.20% for the same period.

The tax-exempt bond market has seen marked volatility this year. Each step forward has seemingly been followed by a step back. A recent short-term supply surge has slowed the momentum that drove tax-exempt prices for the first half of the year. Several factors account for the volatility seen during the last six months: overall declining new issue supply, continued fallout from the Orange County default, and the prospects of a radical tax reform plan.

The type of bonds investors are buying reflects the cautious tone of the current tax-exempt market. Due in part to the Orange County default, high-grade issues rated A and higher are in demand. Since the Portfolio remains 75% invested in AAA-rated and AA-rated bonds with the remainder invested in A-rated securities, we have benefited from the increased demand for high-grade bonds.

Many municipal investors have gotten caught up in the hype surrounding the possibility of a flat tax and have shied away from municipal securities. As a result, they have ignored the strong fundamentals that exist in the municipal marketplace. Historically, the market has overreacted to negative news, and this news is no different. Since April, tax-exempt investors have steadily pulled cash out of mutual funds because of a concern over the prospects of a radical tax reform plan. Such proposed reforms include the flat tax and the consumption tax proposals, both of which could eliminate the tax advantage of owning municipal bonds entirely.

Although I believe the odds of passing the most radical proposals are low, the prospects for some type of fundamental reform of the nation's tax code are rising. But the housing industry, charitable institutions, state and local governments, large corporations, retailers, and social engineers in Washington are all likely to voice strong opposition against the most radical reform plans. In the end, it's likely that a compromise will be reached that will water down the most objectionable aspects of the competing plans. My thought is that taxpayers will not see a major tax law rewrite until 1997 or beyond. I do believe the flat tax idea will play a major role in the 1996 presidential campaigns, however, and as a result, municipal bond prices may fluctuate more than usual once the campaigns begin in earnest. While some investors will worry about the possible demise of municipal bonds in light of major tax reform, savvy investors may recognize this situation as a buying opportunity. For high earners with a long-term perspective, municipal bonds continue to offer good value.

Tax-Exempt Portfolio
A hypothetical $10,000 invested in Class A Shares at inception (04/01/85) was worth $21,635.

A hypothetical $10,000 invested at
Class C inception (10/01/93) was worth

Tax-Exempt Portfolio Class C                    $10,670
Tax-Exempt Portfolio Class A                    $10,223
Lehman Brothers Long Municipal Bond Index       $10,850

Average Annual Total Return*
        Tax-Exempt                              LBLMB
                Class A**               Class C Index***
1 Year Ended
09/30/95                  2.66%   7.75%   7.48%  11.20%
5 Years Ended
09/30/95                  6.18%   7.22%   N/A     8.90%
10 Years Ended
09/30/95                  7.70%   8.23%   N/A     9.60%
Life of Class C
10/01/93 to 09/30/95      1.11%   3.60%   3.29%   4.10%

* Tax-Exempt Portfolio Shares performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate;
shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.

**      Tax-Exempt Portfolio Class A Shares performance in column 1 reflects the maximum sales charge of 4.75%.

***     The Lehman Brothers Long Municipal Bond (LBLMB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.


IDEX II Series Fund
TRUSTEES

Peter R. Brown
Largo, Florida
Chairman of the Board,
Peter Brown Construction Company
James L. Churchill
Hilton Head, South Carolina
Retired; former President of the Avionics
Group of Rockwell International Corporation
Charles C. Harris
Belleair, Florida
Retired; former Senior Vice President Western
Reserve Life Assurance Co. of Ohio
G. John Hurley
Largo, Florida
President and Chief Executive Officer
of the Fund;
President and Chief Executive Officer
 of InterSecurities, Inc.
John R. Kenney
Largo, Florida
Chairman of the Board of the Fund;
Chairman of the Board of InterSecurities, Inc.
William W. Short, Jr.
Largo, Florida
Chairman, Southern Apparel Corporation
and S.A.C. Distributors
Jack E. Zimmerman
Dayton, Ohio
Retired; former Director, Regional Marketing,
Martin Marietta Corporation
TRANSFER AGENT
Idex Investor Services, Inc.
P.O. Box 9015
Clearwater, Florida  34618-9015
OFFICERS

John R. Kenney
Chairman of the Board

G. John Hurley
President and Chief
Executive Officer

Thomas R. Moriarty
Senior Vice President

William H. Geiger
Vice President and
Assistant Secretary

Leslie E. Martin, III
Vice President - Marketing

Becky A. Ferrell
Vice President, Counsel
and Secretary

Christopher G. Roetzer
Assistant Vice President and
Principal Accounting Officer

Richard B. Franz II
Treasurer

Our corporate offices
are located at:

201 Highland Avenue
Largo, Florida  34640
CUSTOMER SERVICE

(800) 851-9777
Hours: 8 a.m. to 7 p.m. Eastern time
IDEX Assist Line

(800) 421-IDEX (4339)
24-hour automated account information
INVESTMENT
ADVISERS
Idex Management, Inc.
201 Highland Avenue
Largo, Florida  34640
InterSecurities, Inc.
201 Highland Avenue
Largo, Florida  34640

SUB-ADVISERS
AEGON USA
Investment Management, Inc.
4333 Edgewood Road, N.E.

Cedar Rapids, Iowa  52499
Dean Investment Associates
2480 Kettering Tower
Dayton, Ohio  45423
Fred Alger & Company
30 Montgomery Street
Jersey City, New Jersey 07302
Janus Capital Corporation
100 Fillmore Street, Suite 300
Denver, Colorado 80206
Luther King Capital
Management Corporation
301 Commerce Street, Suite 1600
Ft. Worth, Texas 76102
PRINCIPAL
UNDERWRITER
InterSecurities, Inc.
201 Highland Avenue
Largo, Florida 34640
CUSTODIAN
Investors Fiduciary Trust Company
Kansas City, Missouri  64105
Please send all correspondence to the Transfer Agent
INDEPENDENT
ACCOUNTANTS
Price Waterhouse LLP
1055 Broadway
Kansas City, Missouri  64105


If you receive duplicate mailings because you have more than one account in the same Fund or in the IDEX II Series, at the same household, you may wish to save your Fund money by consolidating your accounts by address. Please call IDEX Customer Service at (800) 851-9777.

IN MEMORY OF

Truman H. Sims

Truman, who served the shareholders of the IDEX Mutual Funds since their inception in 1985, died August 5, 1995. His contribution as a founding trustee will be greatly missed by his fellow trustees, the officers and the shareholders of the Funds.

   September 30, 1995
   SCHEDULE OF INVESTMENTS
   AGGRESSIVE GROWTH PORTFOLIO

      SHARES    DESCRIPTION                              VALUE
   COMMON STOCK  (110.8%)
   CONSUMER CYCLICAL   (11.8%)
       CASINOS   (0.3%)
          2,000 Circus Circus Enterprises, Inc. *  $      56,000

       CLOTHING/FABRIC   (0.6%)
          3,400 Tommy Hilfiger Corp. *                   110,500

       ENTERTAINMENT   (1.6%)
          2,000 Walt Disney Company                      114,750
          3,500 Viacom Inc. Class B *                    174,125
                                                         288,875

       LODGING   (1.5%)
         10,000 La Quinta Inns, Inc.                     280,000

       RESTAURANTS   (2.5%)
          2,000 Apple South, Inc.                         45,500
         10,000 Lone Star Steakhouse & Saloon, Inc.      410,000
                                                         455,500
       RETAILERS - DRUG BASED   (1.0%)
          3,400 Cardinal Health, Inc.                    188,275

       RETAILERS - SPECIALTY   (4.3%)
         10,000 Global DirectMail Corp. *                246,250
         22,800 OfficeMax, Inc. *                        552,900
                                                         799,150
   CONSUMER NON-CYCLICAL   (11.5%)
       CONSUMER SERVICES   (1.9%)
            600 Loewen Group, Inc.                        24,750
          8,200 Service Corp. International              320,825
                                                         345,575
       FOOD - OTHER   (0.1%)
            700 Cracker Barrel Old Country Store, Inc.    14,087

       HEALTH CARE   (3.8%)
            500 Health Management Association, Inc.
                   Class A *                              16,063
          6,600 Healthsource, Inc.                       317,625
          3,300 Oxford Health Plans, Inc. *              240,075
          3,900 Phycor, Inc. *                           133,575
                                                         707,338
       PHARMACEUTICALS   (5.7%)
          5,000 Biochem Pharmaceuticals, Inc. *          159,375
          4,300 Eli Lilly and Company                    386,462
          4,100 Merck & Company, Inc.                    229,600
            600 Omnicare, Inc.                            23,400
          5,000 SmithKline Beecham PLC #                 253,125
                                                       1,051,962
   FINANCIAL   (2.3%)
       DIVERSIFIED   (2.0%)
            800 ADVANTA Corp. Class B                     34,000
          3,400 First Financial Management Corp.         331,925
                                                         365,925
       SECURITIES BROKERS   (0.3%)
          1,100 Lehman Brothers Holdings, Inc.            25,438
            600 Merrill Lynch and Company, Inc.           37,500
                                                          62,938



     SHARES   DESCRIPTION                                      VALUE
  INDUSTRIAL   (3.0%)
      ELECTRONIC COMPONENTS AND EQUIPMENT   (1.0%)
        5,000 Read-Rite Corp. *                          $     182,500

      FACTORY EQUIPMENT   (2.0%)
       10,000 Kulicke and Soffa Industries, Inc. *             365,000

  TECHNOLOGY   (82.2%)
      ADVANCED MEDICAL DEVICES   (0.3%)
        1,200 Medtronic, Inc.                                   64,500

      AEROSPACE/DEFENSE   (2.5%)
        1,500 Lockheed Martin Corp.                            100,687
        2,900 McDonnell Douglas Corp.                          239,975
        7,700 Tracor, Inc. *                                   127,050
                                                               467,712
      BIOTECHNOLOGY   (0.5%)
        1,800 Amgen, Inc. *                                     89,775

      COMMUNICATIONS   (14.0%)
        6,900 ADC Telecommunications, Inc. *                   313,950
        1,000 Andrew Corp. *                                    61,125
        8,400 DSC Communications Corp. *                       497,700
        6,850 Glenayre Technologies, Inc. *                    493,200
        4,300 Motorola, Inc.                                   328,413
        1,800 Network Equipment Technologies, Inc. *            74,925
        6,600 Tekelec *                                        148,500
        3,000 Tellabs, Inc. *                                  126,375
        6,400 US Robotics Corp.                                545,600
                                                             2,589,788
      COMPUTERS   (14.5%)
        6,000 Bay Networks, Inc. *                             320,250
        1,300 Cisco Systems, Inc. *                             89,700
        1,800 Dell Computer Corp. *                            153,000
        4,400 Hewlett-Packard Company                          366,850
        2,000 International Business Machines Corp.            188,750
        6,000 Micron Technology, Inc.                          477,000
        5,300 Silicon Graphics, Inc. *                         182,187
        6,300 Storemedia, Inc. Class A *                       285,075
       14,500 Teradyne, Inc. *                                 522,000
        2,000 3COM Corp. *                                      91,000
                                                             2,675,812
      DIVERSIFIED   (2.2%)
        5,000 Texas Instruments, Inc.                          399,375

      INDUSTRIAL   (13.1%)
        6,400 AG Associates, Inc. *                            163,200
        8,000 ASM Lithography Holding N.V. # *                 351,000
       10,900 C.P. Clare Corp. *                               277,950
       10,300 FSI International, Inc. *                        342,475
        6,000 Gasonics International Corp. *                   223,500
          900 Lam Research Corp. *                              53,775
        9,600 OnTrak Systems, Inc. *                           265,200
       10,000 Opal Inc. *                                      182,500
        2,100 PRI Automation, Inc. *                            86,100
        1,800 Silicon Valley Group, Inc. *                      69,525
        4,000 Tencor Instruments *                             177,000
        5,500 Ultratech Stepper, Inc. *                        232,375
                                                             2,424,600
      OFFICE EQUIPMENT   (1.2%)
          800 Alco Standard Corp.                               67,800
        3,800 Viking Office Products, Inc. *                   158,650
                                                               226,450


   See Notes to Schedules of Investments at page 44.

   September 30, 1995
   SCHEDULE OF INVESTMENTS (continued)
   AGGRESSIVE GROWTH PORTFOLIO

      SHARES    DESCRIPTION                                  VALUE
   TECHNOLOGY (CONTINUED)
       SEMICONDUCTORS   (25.5%)
          5,000 Alliance Semiconductor Corp. *          $    198,750
          8,900 Altera Corp. *                               555,138
          5,200 Applied Materials, Inc. *                    531,700
          5,600 Burr-Brown Corp. *                           208,600
          6,000 Cirrus Logic, Inc. *                         343,500
          2,600 Intel Corp.                                  156,325
          1,600 Linear Technology Corp.                       66,400
          6,700 LSI Logic Corp. *                            386,925
          6,400 Maxim Integrated Products, Inc. *            473,600
          9,200 MEMC Electronic Materials, Inc. *            249,550
         13,800 Micro Linear Corp. *                         215,625
          6,700 Microchip Technology, Inc. *                 253,762
         10,200 Paradigm Technology, Inc. *                  313,650
          1,000 TriQuint Semiconductor, Inc. *                22,875
          6,000 VLSI Technology, Inc. *                      205,500
         11,200 Xilinx, Inc. *                               539,000
                                                           4,720,900


    SHARES   DESCRIPTION                                      VALUE
     SOFTWARE   (8.4%)
       4,300 Electronics for Imaging, Inc. *            $     307,988
      11,000 Informix Corp. *                                 357,500
       4,000 Medic Computer Systems, Inc. *                   203,000
       2,800 Microsoft Corp. *                                253,400
       7,500 Pinnacle Systems, Inc. *                         230,625
       2,200 Softkey International, Inc. *                     97,350
       2,400 Wonderware Corp. *                                93,300
                                                            1,543,163
 TOTAL COMMON STOCK (COST $17,470,152)                     20,475,700

 PREFERRED STOCK   (0.7%)
 TECHNOLOGY
     DIVERSIFIED
       1,800 Nokia AB OY # (cost $73,395)                     125,550


     TOTAL INVESTMENTS (111.5%) (COST $17,543,547)         20,601,250
     LIABILITIES IN EXCESS OF OTHER ASSETS (-11.5%)        (2,118,650)
     NET ASSETS  (100.0%)                               $  18,482,600


  September 30, 1995
  SCHEDULE OF INVESTMENTS
  CAPITAL APPRECIATION PORTFOLIO

    SHARES    DESCRIPTION                                 VALUE
  COMMON STOCK  (93.0%)
  BASIC MATERIALS   (4.1%)
      CHEMICAL - SPECIALTY
      2,000 Cambrex Corp.                            $     80,500
      7,450 Minerals Technology, Inc.                     280,306

                                                          360,806
  CONSUMER CYCLICAL   (22.1%)
      AUTO PARTS & EQUIPMENT   (6.5%)
      8,200 APS Holding Corp. Class A *                   198,850
      7,500 Exide Corp.                                   375,000
                                                          573,850
      LODGING   (5.9%)
      9,950 Hospitality Franchising System Corp.          521,131

      RESTAURANTS   (4.1%)
     31,479 J.D. Wetherspoon PLC + *                      307,167
      1,400 Lonestar Steakhouse & Saloon, Inc. *           57,400
                                                          364,567
      RETAILERS - DRUG-BASED   (1.8%)
      2,825 Cardinal Health, Inc.                         156,434

      RETAILERS - SPECIALTY   (3.8%)
      2,050 General Nutrition Companies, Inc. *            92,250
      9,450 Petco Animal Supplies, Inc. *                 245,700
                                                          337,950
  CONSUMER NON-CYCLICAL   (17.6%)
      CONSUMER SERVICES   (2.5%)
      2,475 CUC International, Inc. *                      86,316
      1,119 Loewen Group, Inc.                             46,159
      2,225 Service Corp. International                    87,053
                                                          219,528
      FOOD - OTHER   (0.8%)
      1,990 Huhtamaki OY +                                 68,427

      HEALTH CARE   (2.5%)
      3,675 HEALTHSOUTH Corp. *                            93,713
      2,100 Horizon Healthcare Corp. *                     47,775
        600 Oxford Health Plans, Inc.                      43,650
        450 Pacificare Health Systems, Inc. Class B *      30,600
                                                          215,738
      PHARMACEUTICALS   (10.3%)
      4,800 Omnicare, Inc.                                187,200
     12,300 R.P. Scherer Corp.                            533,513
     10,875 TheraTech, Inc. *                             187,594
                                                          908,307
      TOBACCO   (1.5%)
     12,000 PT Hanjaya Mandala Sampoerna +                111,763
        675 Societe de Exploitation Industrielle S.A. +    24,521
                                                          136,284
  FINANCIAL   (15.0%)
      BANKS   (0.8%)
      5,875 Dime Bancorp, Inc. *                           69,031

      DIVERSIFIED   (7.1%)
      1,625 Credit Acceptance Corp. *                      43,875
      5,550 First Data Corp.                              344,100
      3,125 Medaphis Corp. *                               85,938
      3,775 United Asset Management Corp.                 151,472
                                                          625,385



        SHARES     DESCRIPTION                                          VALUE
      INSURANCE   (3.7%)
          5,875 Progressive Corp. of Ohio                        $     262,906
          2,125 Protective Life Corp.                                   62,156
                                                                       325,062
      REAL ESTATE   (3.4%)
          9,625 Insignia Financial Group, Inc. Class A *               298,375

  INDEPENDENT   (2.4%)
      CONGLOMERATE
          7,013 Kinnevik Investments AB B-Free +                       213,512

  INDUSTRIAL   (6.3%)
      CONTAINERS AND PACKAGING   (2.0%)
          3,125 Sealed Air Corp. *                                     172,266

      OTHER INDUSTRIAL SERVICES   (1.4%)
          4,325 Manpower, Inc.                                         125,425

      RAILROADS   (2.9%)
          3,850 Wisconsin Central Transportation Corp. *               256,988

  TECHNOLOGY   (20.4%)
      ADVANCED MEDICAL DEVICES   (1.0%)
          2,275 I-Stat Corp. *                                          84,744

      COMMUNICATIONS   (13.8%)
          7,675 Arch Communications Group, Inc. *                      201,469
          5,875 CommNet Cellular, Inc. *                               170,375
          2,700 Millicom International Cellular S.A. # *                86,738
         14,650 Paging Network, Inc. *                                 703,200
          3,625 Tel-Save Holdings, Inc. *                               55,281
                                                                     1,217,063
      OFFICE EQUIPMENT   (0.7%)
          1,425 Viking Office Products, Inc. *                          59,494

      SEMICONDUCTORS   (1.5%)
          3,775 VLSI Technology, Inc. *                                129,294

      SOFTWARE   (3.4%)
       11,400   Black Box Corp. *                                      210,900
        1,900   Intuit, Inc. *                                          89,300
                                                                       300,200
  UTILITIES    (5.1%)
      ELECTRIC   (3.8%)
       15,075   Trigen Energy Corp.                                    333,534

      TELEPHONE   (1.3%)
        1,400   Cincinnati Bell, Inc.                                   37,800
        2,400   WorldCom, Inc. *                                        77,100
                                                                       114,900
  TOTAL COMMON STOCK (COST $7,116,343)                               8,188,295



  See Notes to Schedules of Investments at page 44.

  September 30, 1995
  SCHEDULE OF INVESTMENTS (continued)
  CAPITAL APPRECIATION PORTFOLIO

    SHARES  DESCRIPTION                                   VALUE
  CONVERTIBLE PREFERRED STOCK (2.0%)
  TECHNOLOGY
      DIVERSIFIED
        2,500 Nokia AB OY #                          $    174,375

  NON-CONVERTIBLE PREFERRED STOCK (0.9%)
  TECHNOLOGY
      SOFTWARE
        520 SAP AG Vorzug +                                84,604
  TOTAL PREFERRED STOCK (COST $221,859)                   258,979

  WARRANTS   (0.4%)
      1,250 Littlefuse, Inc. * (cost $23,750)              30,938

  PRINCIPAL DESCRIPTION                                   VALUE
  COMMERCIAL PAPER   (1.9%)
  $   170,00 Household Finance Company
             6.250%, 10-2-95, (cost $169,971)             169,971

      TOTAL INVESTMENTS (98.2%) (COST $7,531,923)       8,648,183



      PRINCIPAL  DESCRIPTION                                          VALUE
   UNREALIZED GAIN (LOSS) ON FORWARD
   FOREIGN CURRENCY CONTRACTS   (-0.1%) @
   B      36,000 British Pound 10-26-95        Sell               $         351
   B      17,000 British Pound 10-26-95        Buy                            2
   B       2,000 British Pound 12-14-95        Sell                          33
   B      50,000 British Pound 1-11-96         Sell                         (11)
   B     102,425 British Pound 1-24-96         Sell                       1,995
   D     110,000 German Deutschmark 3-14-96    Sell                      (2,681)
   D      10,000 German Deutschmark 3-14-96    Buy                          (26)
   K   1,966,525 Swedish Krona 1-24-96         Sell                     (22,462)
   K   1,966,525 Swedish Krona 1-24-96         Buy                       15,257
   K   1,775,000 Swedish Krona 2-8-96          Sell                     (13,785)
   K     605,000 Swedish Krona 2-8-96          Buy                        4,372
   M   1,056,000 Finnish Marka 10-26-95        Sell                       3,145
   M     260,000 Finnish Marka 10-26-95        Buy                          (35)
   M      57,000 Finnish Marka 12-14-95        Sell                         128
   TOTAL UNREALIZED LOSS ON FORWARD FOREIGN CURRENCY CONTRACTS          (13,717)

       OTHER ASSETS IN EXCESS OF LIABILITIES (1.9%)                     171,176
       NET ASSETS  (100.0%)                                       $   8,805,642


See Notes to Schedules of Investments at page 44.

September 30, 1995
SCHEDULE OF INVESTMENTS
GLOBAL PORTFOLIO

    SHARES     DESCRIPTION                                         VALUE
COMMON STOCK  (88.7%)
BASIC MATERIALS   (1.0%)
    FOREST PRODUCTS   (1.0%)
         5,102 Mo Och Domsojo AB + *                        $      320,211
       172,721 Rottneros Bruk AB  +                                298,356
        20,715 Stora Koppartbergs Bergslags AB Class A +           281,790
                                                                   900,357
    STEEL   (0.0%)
           733 Ssab AB + *                                           7,808

CONSUMER CYCLICAL   (22.4%)
    AUTO MANUFACTURERS   (2.8%)
        18,100 General Motors Corp. Class E                        823,550
         5,458 Volkswagen AG +                                   1,768,407
                                                                 2,591,957
    AUTO PARTS AND EQUIPMENT   (0.5%)
        15,850 Bajaj Auto, Ltd. #                                  483,425

    BROADCASTING   (1.9%)
        32,300 Central European Media Enterprises, Ltd.
                 Class A *                                         815,575
           900 Grupo Televisa S.A. #                                18,000
         4,375 Heritage Media Corp. *                              131,797
        28,150 Scandinavian Broadcasting
                 System S.A. # *                                   795,237
                                                                 1,760,609
    CONSUMER ELECTRONICS   (3.7%)
       133,000 Hitachi Ltd. +                                    1,443,618
        75,000 Matsushita Electric Industrial
                 Company, Ltd. +                                 1,145,729
         2,075 Sony Corp. #                                        109,975
         9,400 Sony Corp. +                                        485,588
        23,000 Victor Company of Japan, Ltd. + *                   233,467
                                                                 3,418,377
    ENTERTAINMENT   (0.4%)
       131,600 Tabcorp Holdings, Ltd. +                            343,330

    FURNITURE   (0.7%)
        19,600 Industrie Natuzzi SpA # *                           698,250

    LODGING   (1.4%)
        10,213 Accor +                                           1,264,383

    PUBLISHING   (5.2%)
        13,756 Elsevier N.V. +                                     176,271
        52,075 News Corp., Ltd. #                                1,145,650
       163,177 News Corp., Ltd. Class A +                          908,183
        28,140 Wolters Kluwer N.V. +                             2,583,927
                                                                 4,814,031
    RETAILERS - APPAREL   (0.4%)
         5,583 Hennes and Mauritz AB B-Free +                      358,436

    RETAILERS - BROADLINE   (2.8%)
        47,400 Federated Department Stores, Inc. *               1,344,975
        17,000 Ito-Yokado Company, Ltd. +                          936,281
       182,500 PT Matahari Putra Prima + *                         330,280
         6,221 Sears, Roebuck de Mexico S.A. + *                    23,385
                                                                 2,634,921



    SHARES        DESCRIPTION                                           VALUE
    TOYS   (2.6%)
           45,086 Mattel, Inc.                                    $    1,324,401
           47,497 Thom EMI PLC +                                       1,107,217
                                                                       2,431,618
CONSUMER NON-CYCLICAL   (14.6%)
    BEVERAGES   (0.2%)
          555,000 Companhia Cervejaria Brahma +                          225,413

    CONSUMER SERVICES   (0.0%)
               79 Grand Optical Photoservice S.A. + *                      7,856

    FOOD - OTHER   (1.8%)
           12,870 Cultor OY Series 1 + *                                 487,700
           18,829 Cultor OY Series 2 + *                                 713,512
           14,227 Huhtamaki OY +                                         489,203
                                                                       1,690,415
    HEALTH CARE   (0.5%)
          131,255 Takare PLC + *                                         460,827

    HOUSEHOLD PRODUCTS   (0.5%)
           12,300 Amway Japan, Ltd. +                                    477,166

    PHARMACEUTICALS   (9.1%)
           83,011 Astra AB A-Free +                                    2,969,416
            3,823 Gehe AG +                                            1,819,202
            5,700 Pfizer, Inc.                                           304,237
              475 Roche Holding AG +                                   3,354,392

    TOBACCO   (2.5%)
          202,000 PT Hanjaya Mandala Sampoerna +                       1,881,351
           13,433 Societe Nationale De Exploration
                    Industriale S.A. + *                                 488,002
                                                                       2,369,353
ENERGY   (0.6%)
    OILFIELD EQUIPMENT & SERVICES   (0.6%)
            9,325 Petroleum Geo-Services A/S # *                         228,463
           16,335 Reliance Industries, Ltd. * +                          300,156
                                                                         528,619

FINANCIAL   (10.8%)
    BANKS   (7.6%)
           22,250 Bangkok Bank Company, Ltd. +                           250,030
          511,650 PT Bank Dagang Nasional Indonesia +                    468,627
           27,875 Chase Manhattan Corp.                                1,703,859
           27,100 Citicorp                                             1,917,325
           25,000 Dai-Ichi Kangyo Bank, Ltd. + *                         452,261
           34,000 HSBC Holdings PLC +                                    472,711
           41,000 Mitsui Trust & Banking Company +                       381,156
           42,000 Sakura Bank, Ltd. + *                                  455,879
           22,000 Sanwa Bank, Ltd. +                                     411,256
           16,519 Sparbanken Sverige AB + *                              160,508
           31,000 Sumitomo Trust & Banking Company, Ltd. + *             423,719
                                                                       7,097,331
    DIVERSIFIED   (1.6%)
            1,000 First Data Corp.                                        62,000
           16,000 First Pacific Company, Ltd. +                           17,072
          458,825 Grupo Financiero Inbursa S.A. Class C + *            1,444,496
                                                                       1,523,568
    REAL ESTATE   (1.6%)
          344,000 Citic Pacific, Ltd. +                                1,038,852
           35,000 Mitsui Fudosan Company + *                             418,593
                                                                       1,457,445




See Notes to Schedules of Investments at page 44.

September 30, 1995
SCHEDULE OF INVESTMENTS (continued)
GLOBAL PORTFOLIO

    SHARES     DESCRIPTION                                           VALUE
INDEPENDENT   (7.1%)
    CONGLOMERATES
         8,107 Barco N.V. +                                      $      948,728
       133,425 Grupo Carso, S.A. de C.V. + *                            789,955
       159,022 Kinnevik Investments AB B-Free +                       4,841,462
         5,900 Malbak, Ltd. # *                                          39,993
                                                                      6,620,138
INDUSTRIAL   (10.9%)
    BUILDING MATERIALS   (0.4%)
       137,000 PT Semen Cibinong + *                                    371,905

    CONTAINERS & PACKAGING   (1.5%)
        35,500 Crown Cork & Seal Company, Inc. *                      1,375,625

    DIVERSIFIED   (3.5%)
           261 Mannesman AG + *                                          85,350
        24,149 Metra Corp Class B + *                                 1,118,467
       121,000 Mitsubishi Heavy Industries, Ltd. + *                    924,221
        12,119 OMV AG +                                               1,127,770
                                                                      3,255,808
    FACTORY EQUIPMENT   (1.3%)
        19,147 SGL Carbon AG + *                                      1,244,756

    HEAVY MACHINERY   (1.5%)
        83,635 Iro AB + *                                             1,119,644
           894 Sidel S.A.R.L. + *                                       285,511
                                                                      1,405,155
    OTHER SERVICES  (2.7%)
       125,287 Assa Abloy AB +                                          820,590
        47,343 Securitas AB +                                         1,696,931
                                                                      2,517,521
TECHNOLOGY   (19.9%)
    ADVANCED MEDICAL DEVICES   (0.6%)
         3,475 Gelman Sciences, Inc. *                                   76,450
        10,000 Nellcor Puritan Bennett, Inc. *                          497,500
                                                                        573,950
    COMMUNICATIONS   (9.2%)
           204 DDI Corp. +                                            1,677,106
        17,563 Korea Mobile Telecom Corp. # *                           627,877
        83,925 Millicom International Cellular S.A. # *               2,696,091
           160 Nippon Telegraph & Telephone Corp. +                   1,372,858
         3,725 Paging Network, Inc. *                                   178,800
        20,681 Telecomunicacoes Braseleiras S.A. #                      972,146
         5,174 Telecomunicacoes Braseleiras S.A. +                          243
         8,225 Tele Danmark A/S # *                                     212,822
         3,150 Telefonica De Espana S.A. #                              130,331
        34,640 Telefonica De Espana S.A. +                              477,038
        30,975 Total Access Communications, Inc. + * &                  195,530
                                                                      8,540,842
    COMPUTERS   (0.6%)
         1,140 Frontec AB + *                                            29,374
         7,850 Sun Microsystems, Inc. *                                 494,550
                                                                        523,924
    OFFICE EQUIPMENT   (1.6%)
        50,000 Canon, Inc. +                                            889,447
        10,306 Oce-van der Grinten N.V. +                               586,227
                                                                      1,475,674
    SEMICONDUCTORS   (0.6%)
        12,000 Tokyo Electron, Ltd. + *                                 519,799

    SOFTWARE   (7.3%)
        43,150 Getronics N.V. + *                                $    2,125,403
        16,000 Kyocera Corp. +                                        1,308,945
            90 NTT Data Communications Systems Corp. + *              2,089,447
        20,000 Rohm Company + *                                       1,258,291
                                                                      6,782,086


    SHARES     DESCRIPTION                                            VALUE
UTILITIES   (1.4%)
  ELECTRIC
    1,398,000 Centrais Electricas Brasil S.A. + *                       428,416
        7,425 Consolidated Electric Power Asia, Ltd. #                  148,854
      359,900 Consolidated Electric Power Asia, Ltd. +                  721,476
                                                                      1,298,746
TOTAL COMMON STOCK (COST $71,927,088)                                82,498,671

NON-CONVERTIBLE PREFERRED STOCK   (4.7%)
CONSUMER CYCLICAL   (0.6%)
  PUBLISHING   (0.3%)
       47,087 News Corp., Ltd. +                                        233,586

  RETAIL - BROADLINE   (0.3%)
        5,354 Fielmann +                                                273,507

TECHNOLOGY   (4.1%)
  ADVANCED MEDICAL DEVICES   (1.0%)
        1,193 Fresenius AG +                                            931,692
  SOFTWARE   (3.1%)
       17,840 SAP AG Vorzug +                                         2,902,589

CONVERTIBLE PREFERRED STOCK   (2.9%)
TECHNOLOGY
  DIVERSIFIED
        9,836 Nokia AB OY +                                             690,238
       28,343 Nokia AB OY-Cumulative +                                1,988,959
                                                                      2,679,197
TOTAL PREFERRED STOCK (COST $3,622,004)                               7,020,571

  Total Investments (96.3%)(cost $75,549,092)                        89,519,242

UNREALIZED GAIN (LOSS) ON FORWARD
FOREIGN CURRENCY CONTRACTS (1.0%) @
B       699,000  British Pound 1-25-96                     Sell           2,101
D     7,751,000  German Deutschemark 10-26-95              Sell         227,194
D       986,000  German Deutschemark 1-25-96               Sell          14,571
E     1,801,494  Belgian Franc 10-10-95                    Buy             (184)
E     1,559,910  Belgian Franc 10-10-95                    Buy              346
E     2,648,054  Belgian Franc 10-10-95                    Buy             (415)
F       284,115  French Franc 10-31-95                     Sell            (321)
F     1,385,054  French Franc 10-31-95                     Sell           1,367
F       279,958  French Franc 10-31-95                     Sell             119
F     1,900,000  French Franc 12-14-95                     Sell         (11,581)
J    58,089,000  Japanese Yen 10-26-95                     Sell          86,539
J   721,000,000  Japanese Yen 11-21-95                     Sell         794,952
J   200,000,000  Japanese Yen 11-21-95                     Buy          (12,647)
J    36,620,000  Japanese Yen 1-25-95                      Sell          63,085
J    95,500,000  Japanese Yen 2-8-96                       Sell         127,425
J    70,000,000  Japanese Yen 2-8-96                       Sell          43,290
J   370,000,000  Japanese Yen 2-8-96                       Sell          82,485
J   110,000,000  Japanese Yen 3-14-96                      Sell         (13,242)
J   100,000,000  Japanese Yen 3-14-96                      Sell         (29,819)
K    21,390,000  Swedish Krona 10-26-95                    Sell         (97,227)
K    26,659,000  Swedish Krona 11-9-95                     Sell         (82,685)
K    32,900,000  Swedish Krona 1-25-96                     Sell        (250,944)
M     5,453,000  Finish Markka 11-9-95                     Sell          21,225
M     7,300,000  Finish Markka 1-25-96                     Sell         (12,947)
S     2,018,000  Swiss Franc 11-9-95                       Sell          (7,801)
Total Unrealized Gain on Forward Foreign Currency Contracts             944,886

  Other Assets in Excess of Liabilities   (2.7%)                      2,499,412
  Net Assets  (100.0%)                                           $   92,963,540








See Notes to Schedules of Investments at page 44.

September 30, 1995
SCHEDULE OF INVESTMENTS
GROWTH PORTFOLIO

  Shares   Description                          Value           Shares   Description                           Value
COMMON STOCK  (79.9%)                                        Technology   (49.3%)
Basic Materials   (1.4%)                                         Advanced Medical Devices   (0.8%)
    Forest Products   (1.4%)                                      72,800 Medtronic, Inc.                   $  3,913,000
   (78,050)Georgia Pacific Corp.           $  (6,829,375)
                                                                 Biotechnology   (1.7%)
    Other Non-ferrous   (0%)                                     164,225 Amgen, Inc. *                        8,190,722
    (2,625)Phelps Dodge Corp.                   (164,391)          3,222 US Bioscience, Inc. *                   15,909
                                                                                                              8,206,631
Consumer Cyclical   (5.0%)                                       Communications   (17.6%)
    Broadcasting   (0.6%)                                        (58,625)America Online, Inc. *               4,030,469
    95,768 Infinity Broadcasting Corp. Class   3,136,402        (122,225)Ascend Communications, Inc. *        9,778,000
                                                                (158,175)AT&T Corp.                          10,400,006
    Casinos   (0.6%)                                             (81,000)DSC Communications Corp. *           4,799,250
   102,550 Circus Circus Enterprises, Inc. *  (2,871,400)       (135,437)Glenyare Technologies, Inc. *        9,751,464
                                                                (575,325)L.M. Ericsson Telephone Company Cla 14,095,462
    Consumer Electronics   (0.2%)                               (141,125)Motorola, Inc.                      10,778,422
     5,890 Samsung Electronics Company, Ltd.     830,137        (145,275)PictureTel Corp. *                   6,573,694
                                                                 (23,725)Tellabs, Inc. *                        999,416
    Entertainment   (1.9%)                                      (179,850)US Robotics Corp.                   15,332,213
   161,375 Walt Disney Company                (9,258,891)                                                    86,538,396
                                                                 Computers   (10.7%)
    Footware   (0.5%)                                           (148,675)Cisco Systems, Inc. *               10,258,575
    22,350 Nike, Inc. Class B                  2,483,644        (117,550)Hewlett-Packard Company             (9,800,731)
                                                                 (47,050)International Business Machines Cor (4,440,344)
    Retailers - Specialty   (1.2%)                              (185,550)StrataCom, Inc. *                  (10,182,056)
   190,920 Lowe's Companies, Inc.              5,727,600        (266,100)Sun Microsystems, Inc. *            16,764,300
                                                                 (23,450)3COM Corp. *                         1,066,975
Consumer Non-Cyclical   (10.2%)                                                                             (52,512,981)
    Beverages   (3.0%)                                           Diversified   (4.0%)
   210,975 Coca-Cola Company                  14,557,275        (244,375)Texas Instruments, Inc.            (19,519,453)

    Health Care   (2.7%)                                         Semiconductors   (4.0%)
   121,725 Oxford Health Plans, Inc. *         8,855,494         116,775 Altera Corp. *                      (7,283,841)
    23,425 Pacificare Health Systems, Inc. Cl  1,592,900          46,900 Intel Corp.                         (2,819,863)
    58,575 United Healthcare Corp.             2,862,853         167,150 LSI Logic Corp. *                    9,652,912
                                             (13,311,247)                                                   (19,756,616)
    Pharmaceuticals   (4.5%)                                     Software   (10.5%)
    39,950 Agouron Pharmaceuticals, Inc. *     1,148,562          65,850 Autodesk, Inc.                      (2,880,937)
   101,848 Astra AB A-Free +                   3,643,241          68,250 Broderbund Software, Inc. *         (5,195,531)
  (230,150)Pfizer, Inc.                       12,284,256          19,150 Cerner Corp. *                        (655,888)
  (103,250)SmithKline Beecham PLC #            5,227,031          98,000 HBO & Company                       (6,125,000)
                                             (22,303,090)        262,050 Informix Corp. *                    (8,516,625)
Financial   (13.6%)                                               77,550 Intuit, Inc. *                      (3,644,850)
    Banks   (3.7%)                                               200,250 Microsoft Corp. *                  (18,122,625)
   147,185 Citicorp                           10,413,339          64,725 Netscape Communications Corp. *     (4,045,312)
    79,500 First Interstate Bancorp            8,009,625          25,125 PeopleSoft, Inc. *                  (2,283,234)
                                             (18,422,964)                                                   (51,470,002)
    Diversified   (6.4%)                                     Total Common Stock (cost $285,768,388)         ************
    69,300 Federal Home Loan Mortgage Corp.   (4,790,362)
    56,205 Federal National Mortgage Associat  5,817,217     CONVERTIBLE PREFERRED STOCK   (3.1%)
  (320,325)First Data Corp.                  (19,860,150)    Technology
  (307,225)Grupo Financiero Inbursa S.A. Clas   (967,221)        Diversified
                                             (31,434,950)       (170,400)Nokia AB OY #                      (11,885,400)
    Securities Brokers   (3.5%)                                  (45,968)Nokia AB OY Cumulative +            (3,225,787)
   278,850 Merrill Lynch and Company, Inc.   (17,428,125)                                                   (15,111,187)
                                                             NON-CONVERTIBLE PREFERRED STOCK   (6.2%)
Industrial   (0.4%)                                          Technology
    Containers and Packaging                                     Software
   (75,075)Liqui-Box Corp.                    (2,224,097)       (186,040)SAP AG Vorzug +                    (30,268,929)
                                                             Total Preferred Stock (cost $19,202,450)       (45,380,116)





See Notes to Schedules of Investments at page 44.

September 30, 1995
SCHEDULE OF INVESTMENTS (continued)
GROWTH PORTFOLIO

  PRINCIPAL           DESCRIPTION                         VALUE
LONG-TERM U.S. GOVERNMENT SECURITIES   (3.0%)
$15,000,000   United States Treasury Notes
               5.500%, 9-30-97 (cost $15,101,099)     $ 14,910,600

COMMERCIAL PAPER   (8.3%)
 20,000,000 Ford Motor Credit Company,
              5.770%, 10-5-95                           19,987,178
 20,600,000 General Electric Capital Corp.,
              6.500%, 10-2-95                           20,596,280
TOTAL COMMERCIAL PAPER (COST $40,583,458)               40,583,458



  PRINCIPAL           DESCRIPTION                         VALUE
     Total Investments (100.5%) (cost $360,655,395)   $493,774,841


UNREALIZED GAIN (LOSS) ON FORWARD
FOREIGN CURRENCY CONTRACTS (0.0%) @
D   11,000,0German Deutschemark  10-26-95                  261,217
D   10,822,0German Deutschemark  11-17-95                 (107,891)
TOTAL UNREALIZED GAIN ON FORWARD FOREIGN
CURRENCY CONTRACTS                                         153,326

     LIABILITIES IN EXCESS OF OTHER ASSETS (-0.5)       (2,400,470)
     NET ASSETS  (100.0%)                             $491,527,697






See Notes to Schedules of Investments at page 44.

September 30, 1995
SCHEDULE OF INVESTMENTS
EQUITY-INCOME PORTFOLIO

  Shares   Description                          Value           Shares   Description                         Value
COMMON STOCK  (65.9%)                                            Pipelines   (0.6%)
Basic Materials   (12.6%)                                          1,100 Panhandle Eastern Corp.        $      29,975
    Chemicals   (10.3%)
     5,500 Arcadian Corp. *                $     112,062     Financial   (5.9%)
     1,300 E.I. Du Pont De Nemours                               Banks   (1.7%)
              and Company                         89,375           2,000 Mellon Bank Corp.                     89,250
     4,400 Lawter International, Inc.             49,500
     1,600 Loctite Corp.                          77,400         Diversified   (2.7%)
     2,000 M.A. Hanna Company                     52,750           2,000 American General Corp.                74,750
     2,300 Nalco Chemical Company                 78,488             700 Federal National Mortgage Associa     72,450
     1,500 Olin Corp.                            103,125                                                      147,200
                                                 562,700         Real Estate   (1.5%)
    Precious Metals   (2.3%)                                       1,200 Crescent Real Estate Equities, In     36,900
     2,105 Freeport-McMoran Copper & Gold                          1,500 Storage USA, Inc.                     46,313
             Company, Inc.                        53,941                                                       83,213
    13,000 Freeport-McMoran, Inc.                 73,125     Independent   (3.4%)
                                                 127,066         Conglomerate
Consumer Cyclical   (7.1%)                                         1,700 General Electric Company             108,375
    Entertainment   (3.1%)                                         4,700 Hanson PLC #                          76,375
     1,400 Eastman Kodak Company                  82,950                                                      184,750
     1,500 Walt Disney Company                    86,062     Industrial   (10.9%)
                                                 169,012         Building Materials   (1.3%)
    Publishing   (1.6%)                                            2,100 Sherwin Williams Company              73,500
     2,600 A.H. Belo Corp.                        89,375
                                                                 Diversified   (3.1%)
    Retailers - Broadline   (1.3%)                                 2,500 ACME - Cleveland Corp.                66,875
     1,400 J.C. Penney Company, Inc.              69,475           1,600 TYCO International Ltd.              100,800
                                                                                                              167,675
    Retailers - Specialty   (1.1%)                               Electronic Components and Equipment   (2.1%)
     1,500 Home Depot, Inc.                       59,813           2,200 AMP, Inc.                             84,700
                                                                     400 Emerson Electric Company              28,600
Consumer Non-Cyclical   (14.5%)                                                                               113,300
    Beverages   (1.3%)                                           Other Industrial Services   (2.7%)
     3,900 Adolph Coors Company Class B           70,687           2,200 National Service Industries, Inc.     64,350
                                                                   2,100 Olsten Corp.                          81,638
    Consumer Services   (1.4%)                                                                                145,988
     2,000 H & R Block, Inc.                      76,000         Pollution Control   (1.7%)
                                                                   3,300 WMX Technologies, Inc.                94,050
    Food - Other   (3.4%)
     1,200 Kellogg Company                        86,850     Technology   (4.5%)
     2,200 H.J. Heinz Company                    100,650         Communications   (1.4%)
                                                 187,500           2,600 Alltel Corp.                          77,675
    Health Care   (2.3%)
     1,500 Columbia/HCA Healthcare Corp.          72,937         Computers   (1.2%)
     5,500 Hooper Holmes Inc.                     55,000             800 Hewlett-Packard Company               66,700
                                                 127,937
    Household Products   (1.4%)                                  Diversified   (1.1%)
       400 Colgate-Palmolive Company              26,650             700 Raytheon Company                      59,500
     1,100 Duracell International, Inc.           49,362
                                                  76,012         Office Equipment   (0.8%)
    Medical Supplies   (1.7%)                                      1,100 Danka Business System PLC #           39,600
     3,000 C.R. Bard, Inc.                        91,500
                                                             Utilities    (0.9%)
    Pharmaceuticals   (3.0%)                                 Telephone
     1,600 Schering Plough Corp.                  82,400           1,600 Airtouch Communications, Inc. *       49,000
     1,800 Upjohn Company                         80,325     Total Common Stock (cost $3,244,705)           3,591,853
                                                 162,725
Energy   (6.1%)
    Oil Companies - Major   (4.3%)
     1,400 Amoco Corp.                            89,775
     1,200 Exxon Corp.                            86,700
       600 Mobil Corp.                            59,775
                                                 236,250
    Oil Drilling   (1.2%)
       600 Atlantic Richfield Company             64,425


See Notes to Schedules of Investments at page 44.

September 30, 1995
SCHEDULE OF INVESTMENTS (continued)
EQUITY-INCOME PORTFOLIO

SHARES                      DESCRIPTION                           VALUE
CONVERTIBLE PREFERRED STOCK   (6.7%)
BASIC MATERIALS   (0.9%)
    PAPER PRODUCTS
         1,000 International Paper Company                    $    47,500

CONSUMER NON-CYCLICAL   (3.7%)
    HOUSEHOLD PRODUCTS   (1.7%)
         1,900 James River Corp. of Virginia                       95,000

    TOBACCO   (2.0%)
        16,000 RJR Nabisco Holdings Corp.                         108,000

ENERGY   (0.6%)
    OIL COMPANIES - SECONDARY
           600 Valero Energy Corp.                                 30,825

FINANCIAL   (1.5%)
    DIVERSIFIED
         2,500 Time Warner Financing Trust                         81,250
TOTAL PREFERRED STOCK (COST $337,651)                             362,575


SHARES                      DESCRIPTION                          VALUE
CONVERTIBLE CORPORATE BONDS   (1.9%)
FINANCIAL
  INSURANCE
$       100,000      American Travellers Corp.
                     6.500%, 10-1-05 (cost $100,000)           $  104,250

NON-CONVERTIBLE CORPORATE BONDS   (7.6%)
CONSUMER CYCLICAL   (3.8%)
  ENTERTAINMENT   (1.9%)
        100,000      Walt Disney Company, 7.750% (until
                     1997, increasing thereafter), 10-5-09        101,935

  RETAILERS - BROADLINE   (1.9%)
        100,000      May Department Stores Company
                     9.125%, 12-1-16                              105,500

ENERGY   (1.9%)
  PIPELINES
        100,000      Transcontinental Gas Pipeline Corp.
                     9.125%, 2-1-17                               105,125

INDUSTRIAL   (1.9%)
  RAILROADS
        100,000      Union Pacific Corp.
                     7.375%, 5-15-01                              103,500
TOTAL NON-CONVERTIBLE CORPORATE BONDS (COST $410,908)             416,060

LONG-TERM U.S. GOVERNMENT SECURITIES   (8.3%)
       United States Treasury Notes
        200,000      7.000%, 4-15-99                              206,406
        175,000      5.125%, 11-15-95                             174,925
         70,000      6.125%, 5-31-97                               70,282
TOTAL LONG-TERM U.S. GOVERNMENT SECURITIES
  (COST $445,497)                                                 451,613

  TOTAL INVESTMENTS (90.4%) (COST $4,538,761)                   4,926,351
  OTHER ASSETS IN EXCESS OF LIABILITIES (9.6%)                    521,753
  NET ASSETS  (100.0%)                                         $5,448,104





See Notes to Schedules of Investments at page 44.

September 30, 1995
SCHEDULE OF INVESTMENTS
BALANCED PORTFOLIO

  Shares   Description                          Value        Shares   Description                             Value
COMMON STOCK  (46.8%)                                          Pharmaceuticals   (2.1%)
Basic Materials   (5.7%)                                        1,716 Astra AB A-Free +                   $    61,383
    Chemicals   (2.0%)                                             12 Roche Holding AG +                       84,742
     1,025 Hercules, Inc.                  $      59,450                                                      146,125
     2,250 Minerals Technologies, Inc.            84,656   Financial   (12.8%)
                                                 144,106       Banks   (4.8%)
    Mining - Diversified   (0.4%)                               1,825 Bank of New York, Inc.                   84,863
       395 Potash Corp. of Saskatchewan, Inc.     24,589        1,675 Citicorp                                118,506
                                                                1,400 First Bank System, Inc.                  67,375
    Forest Products   (1.5%)                                    1,775 NBD Bancorp, Inc.                        67,894
     1,225 Georgia Pacific Corp.                 107,187                                                      338,638
                                                               Diversified   (2.7%)
    Paper Products   (1.8%)                                     1,275 Alexander & Alexander Services, Inc.     30,919
     2,400 Champion International Corp.          129,300        2,575 First Data Corp.                        159,650
                                                                                                              190,569
Consumer Cyclical   (6.5%)                                     Insurance   (5.3%)
    Airlines   (0.8%)                                           1,275 ACE Ltd.                                 43,828
       350 AMR Corp. *                            25,244          555 General RE Corp.                         83,805
       400 Delta Air Lines, Inc.                  27,700        3,400 Risk Capital Holdings, Inc. *            72,250
                                                  52,944        3,200 UNUM Corp.                              168,800
    Entertainment   (1.6%)                                                                                    368,683
       800 Viacom Inc. Class B *                  39,800   Industrial   (8.5%)
     1,300 Walt Disney Company                    74,588       Containers and Packaging   (2.0%)
                                                 114,388        2,975 Crown, Cork, and Seal Company, Inc. *   115,281
    Lodging   (0.4%)                                              500 Sealed Air Corp. *                       27,562
       725 Marriott International, Inc.           27,097                                                      142,843
                                                               Electronic Components and Equipment   (1.8%)
    Publishing   (0.7%)                                         2,000 Pittway Corp. Class A                   124,000
     1,800 Times Mirror Company Class A           51,750
                                                               Heavy Machinery   (0.4%)
    Recreation Products - Other   (0.5%)                          625 AGCO Corp.                               28,438
       900 Coleman Company, Inc. *                33,750
                                                               Other Industrial Services   (3.2%)
    Retailers - Broadline   (0.8%)                              6,675 Robert Half International, Inc. *       227,784
     2,025 Federated Department Stores, Inc.      57,459
                                                               Pollution Control   (0.4%)
    Toys   (1.7%)                                                 800 Browning Ferris Industries, Inc.         24,300
     4,200 Mattel, Inc.                          123,375
                                                               Railroads   (0.7%)
Consumer Non-Cyclical   (8.2%)                                  2,000 Southern Pacific Rail Corp. *            48,500
    Food - Other   (3.4%)
       950 General Mills, Inc.                    52,963   Technology   (5.1%)
       425 Hershey Foods Corp.                    27,359       Aerospace/Defense   (1.1%)
     1,025 Kellogg Company                        74,184        1,125 Boeing Company                           76,781
     2,825 Nabisco Holdings Corp. Class A         83,691
                                                 238,197       Software   (4.0%)
    Food Retailers   (1.0%)                                       675 Adobe Systems, Inc.                      34,931
     1,650 Safeway, Inc. *                        68,888        4,900 General Motors Corp. Class E            222,950
                                                                  700 Reynolds and Reynolds Company            24,063
    Household Products   (1.7%)                                                                               281,944
     1,425 Colgate-Palmolive Company              94,941   Total Common Stock (cost $2,973,013)             3,292,451
       575 First Brands Corp.                     25,875
                                                 120,816   PREFERRED STOCK  (3.2%)
                                                           Technology
                                                               Software
                                                                1,400 SAP AG - Vorzug + (cost $148,653)       227,782





See Notes to Schedules of Investments at page 44.

September 30, 1995
SCHEDULE OF INVESTMENTS (continued)
BALANCED PORTFOLIO

Principal  Description                          Value      Principal  Description                             Value
CONVERTIBLE CORPORATE BONDS   (3.1%)                       Technology   (4.0%)
Consumer Cyclical                                              Aerospace/Defense   (0.4%)
    Entertainment   (2.8%)                                 $        25McDonnell Douglas Corp.
$       200Time Warner, Inc.                                             8.625%, 4-1-97                   $    25,719
              7.750%, 6-15-05              $     201,250
                                                               Computers   (2.9%)
    Recreational Products - Other   (0.3%)                    200,000 International Business Machines Corp.
    60,000 Coleman Worldwide Corp.,                                      6.375%, 11-1-97                      200,500
              Zero Coupon, 5-27-13                18,375
Total Convertible Corporate Bonds (cost $214,    219,625       Diversified   (0.7%)
                                                               50,000 Rockwell International Corp.
NON-CONVERTIBLE CORPORATE BONDS   (30.2%)                                7.625%, 2-17-98                       51,437
Consumer Cyclical   (9.8%)                                 Total Non-Convertible Corporate Bonds (cost $2,092,121,981
    Auto Manufacturers   (1.7%)
   120,000 Ford Motor Credit Company                       LONG-TERM U.S. GOVERNMENT SECURITIES   (5.2%)
              7.875%, 1-15-97                    122,400              United States Treasury Notes
                                                              200,000   5.750%, 9-30-97                       199,750
    Publishing   (3.1%)                                       100,000   7.250%, 2-15-98                       102,956
   200,000 News America Holdings, Inc.                         30,000   7.500%, 10-31-99                       31,587
              8.500%, 2-15-05                    217,000       30,000   7.375%, 11-15-97                       30,872
                                                           Total Long-term U.S. Government Securities
    Retailers - Broadline   (5.0%)                            (cost $359,864)                                 365,165
   150,000 Dayton Hudson Corp.
              7.500%, 3-1-99                     154,125   COMMERCIAL PAPER   (13.9%)
                                                              300,000 Chevron Oil Finance Company
   200,000 J.C. Penney Company, Inc.                                     5.750%, 10-5-95                      299,808
              6.375%, 9-15-00                    199,000
                                                 353,125      300,000 Federal Home Loan Bank Corp.
Consumer Non-Cyclical   (5.5%)                                           5.600%, 10-4-95                      299,860
    Beverages   (2.8%)
   200,000 Pepsico, Inc.                                      100,000 General Electric Capital Corp.
              5.875%, 6-1-00                     195,750                 6.500%, 10-2-95                       99,982

    Pharmaceuticals   (2.7%)                                  280,000 Household Finance Company
   180,000 American Home Products Corp.                                  6.250%, 10-2-95                      279,952
              7.700%, 2-15-00                    187,875   Total Commercial Paper (cost $979,602)             979,602

Financial   (10.2%)
    Banks   (6.3%)                                             Total Investments (102.4%) (cost $6,772,519) 7,206,606
   200,000 Bank of Boston Corp.
              6.625%, 12-1-05                    195,250   UNREALIZED GAIN (LOSS) ON FORWARD
                                                           FOREIGN CURRENCY CONTRACTS   (-0.1%) @
   200,000 First USA, Inc.                                 D    80,000German Deutschmark 11-13-95      Sell     2,197
              5.750%, 1-15-99                    195,000   D  150,000 German Deutschmark 12-14-95      Sell    (3,914)
                                                           D    80,000German Deutschmark 12-14-95      Sell    (1,654)
    50,000 Norwest Corp.                                   D    40,000German Deutschmark 12-14-95      Buy       (114)
              7.700%, 11-15-97                    51,437   K  350,000 Swedish Krona 11-2-95            Sell    (2,665)
                                                 441,687   Total Forward Foreign Currency Contracts            (6,150)
    Diversified   (3.9%)
           International Lease Finance Corp.
    90,000    5.500%, 4-1-97                      89,213
   180,000    7.500%, 3-1-99                     185,400       Liabilities in Excess of Other Assets (-2.3%) (165,379)
                                                 274,613       Net Assets  (100.0%)                       $ 7,035,077

Independent   (0.7%)
    Conglomerate
    50,000 General Electric Capital Corp.
              8.000%, 1-15-98                     51,875





See Notes to Schedules of Investments at page 44.

September 30, 1995
SCHEDULE OF INVESTMENTS
FLEXIBLE INCOME PORTFOLIO

           DESCRIPTION                          PRINCIPAL           VALUE
NON-CONVERTIBLE CORPORATE BONDS   (80.6%)
CONSUMER, CYCLICAL   (21.8%)
AIRLINES   (0.7%)
     Delta Airlines, Inc.
       9.000%, 5-15-16                       $     144,000     $     152,280

AUTO MANUFACTURERS   (2.3%)
     Ford Motor Credit Company
       7.750%, 3-15-05                             250,000           264,375

     General Motors Corp.
       7.400%, 9-01-25                             200,000           198,500
                                                                     462,875
BROADCASTING    (2.5%)
     CF Cable T.V.
       11.625%, 2-15-05                            475,000           514,187

HOME FURNISHINGS   (2.8%)
     Selmer Company, Inc.
       11.000%, 5-15-05                            600,000           577,500

PUBLISHING   (6.9%)
     News Corp.
        9.250%, 2-1-13                             500,000           569,375

     News America Holdings, Inc.
        7.750%, 2-1-24                             850,000           838,313
                                                                   1,407,688
ENTERTAINMENT   (2.5%)
     Premier Parks, Inc.
       12.000%, 8-15-03                            250,000           255,625

     Viacom, Inc.
       8.000%, 7-7-06                              250,000           246,875
                                                                     502,500
RETAILERS - SPECIALTY   (4.1%)
     Pier 1 Imports, Inc.
       11.500%, 7-15-03                            799,000           824,967

CONSUMER, NON-CYCLICAL   (10.0%)
FOOD - OTHER   (4.5%)
     Borden, Inc.
        7.875%, 2-15-23                            200,000           192,250

     Ralston Purina Company
       7.875%, 6-15-25                             275,000           279,813

     RJR Nabisco, Inc.
        8.625%, 12-1-02                            425,000           446,781
                                                                     918,844

FOOD RETAILERS   (3.2%)
     Ralphs Supermarkets, Inc.
       11.000%, 6-15-05                            692,000           650,480

HEALTH CARE   (2.3%)
     Tenet Healthcare Corp.
       10.125%, 3-1-05                             445,000           470,031



           DESCRIPTION                          PRINCIPAL           VALUE
ENERGY   (6.1%)
OIL COMPANIES - MAJOR   (3.5%)
  Texaco Capital, Inc.
  7.500%, 3-1-43                             $     700,000     $     701,750

OIL COMPANIES - SECONDARY   (2.6%)
  Texas Eastern Transmission Corp.
  10.000%, 10-1-11                                 500,000           530,625

FINANCIAL   (22.1%)
BANKS   (3.5%)
  Anchor Bancorp, Inc.
  8.937%, 7-9-03                                   500,000           506,875

  Norwest Financial, Inc.
  7.875%, 2-15-02                                  200,000           212,750
                                                                     719,625
DIVERSIFIED   (5.2%)
  Centerbank, Inc.
  8.375%, 10-1-02                                  500,000           498,750

  International Lease Finance Corp.
  8.375%, 12-15-04                                 500,000           549,375

INSURANCE   (13.4%)
  Delphi Financial Group, Inc.
  8.000%, 10-1-03                                1,000,000           947,500

  Leucadia National Corp.
  10.375, 6-15-02                                  475,000           514,188

  Life Partners Group, Inc.
  12.750%, 7-15-02                                 250,000           276,563

  Orion Capital Corp.
  7.250%, 7-15-05                                1,000,000           988,750
                                                                   2,727,001
INDUSTRIAL   (7.7%)
CONTAINERS AND PACKAGING   (2.5%)
  Stone Container Corp.
  11.000%, 8-15-99                                 500,000           516,250

DIVERSIFIED   (5.2%)
  Harvard Industries, Inc.
  11.125%, 8-1-05                                  400,000           407,000

  USG Corp.
  8.500%, 8-15-05                                  225,000           228,937
  9.250%, 9-15-01                                  400,000           419,500
                                                                   1,055,437
TECHNOLOGY   (12.9%)
AEROSPACE/DEFENSE   (4.9%)
  Alliant Techsystems, Inc.
  11.750%, 3-1-03                                  400,000           436,000

  McDonnell Douglas Corp.
  9.250%, 4-1-02                                   500,000           560,625
                                                                     996,625





See Notes to Schedules of Investments at page 44.

September 30, 1995
SCHEDULE OF INVESTMENTS (continued)
FLEXIBLE INCOME PORTFOLIO

                DESCRIPTION                      PRINCIPAL         VALUE
TECHNOLOGY (CONTINUED)
COMMUNICATIONS   (3.9%)
     AT&T Corp.
        8.350%, 1-15-25                      $     500,000     $     543,125

     TCI Communications, Inc.
       8.000%, 8-1-05                              250,000           256,563
                                                                     799,688
COMPUTERS   (2.6%)
     International Business Machines Corp.
        7.500%, 6-15-13                            500,000           520,625

SOFTWARE   (1.5%)
     SHL Systemhouse, Inc.
       12.250%, 9-1-01                             250,000           306,250
TOTAL NON-CONVERTIBLE CORPORATE BONDS
  (COST $15,750,840)                                              16,403,353



                DESCRIPTION                      PRINCIPAL         VALUE
CONVERTIBLE CORPORATE BONDS   (2.7%)
CONSUMER, CYCLICAL   (1.0%)
RESTAURANTS
   Dominick's Finer Foods, Inc.
   10.875%, 5-1-05                           $     200,000     $     203,000

INDUSTRIAL   (1.7%)
DIVERSIFIED
   Pegasus Media and Communications, Inc.
   12.500%, 7-1-05                                 350,000           352,625
TOTAL CONVERTIBLE CORPORATE BONDS
 (cost $550,000)                                                     555,625

LONG-TERM U.S. GOVERNMENT SECURITIES   (12.6%)
   United States Treasury Notes
   7.875%, 11-15-04                              1,900,000         2,113,541

   United States Treasury Bonds
   7.500%, 11-15-24                                400,000           444,896
TOTAL LONG-TERM U.S. GOVERNMENT SECURITIES
 (cost $2,380,773)                                                 2,558,437

TOTAL INVESTMENTS (95.9%) (COST $18,681,613)                      19,517,415
OTHER ASSETS IN EXCESS OF LIABILITIES (4.1%)                         827,051
NET ASSETS  (100.0%)                                           $  20,344,466





See Notes to Schedules of Investments at page 44.

September 30, 1995
SCHEDULE OF INVESTMENTS
INCOME PLUS PORTFOLIO

                 DESCRIPTION                   PRINCIPAL          VALUE
NON-CONVERTIBLE CORPORATE BONDS  (82.0%)
BASIC MATERIALS   (8.2%)
    Mining - Diversified   (6.7%)
    Cyprus Amax Minerals Company
    6.625%, 10-15-05                      $  2,000,000      $     1,943,360

    Inco, Ltd.
    9.600%, 6-15-22                          2,500,000            2,802,650
                                                                 (4,746,010)
    Steel   (1.5%)
    Armco, Inc.
    11.375%, 10-15-99                        1,000,000            1,040,000

CONSUMER CYCLICAL   (11.9%)
    AIRLINES   (1.7%)
    Piedmont Aviation, Inc.
    10.100%, 5-13-07                         1,048,000              868,530

    USAir, Inc.
    10.800%, 1-1-05                            400,000              353,500
                                                                 (1,222,030)
    AUTO PARTS AND EQUIPMENT   (3.5%)
    Mark IV Industries, Inc.
    8.750%, 4-1-03                           2,430,000            2,490,750

    CASINOS   (1.3%)
    Station Casinos, Inc.
    9.625%, 6-1-03                           1,000,000              948,750

    PUBLISHING   (5.4%)
    News America Holdings, Inc.
    8.625%, 2-1-03                          (1,500,000)          (1,637,100)

    Western Publishing Group, Inc.
    7.650%, 9-15-02                          2,500,000            2,212,500
                                                                  3,849,600
CONSUMER NON-CYCLICAL   (23.3%)
    CONSUMER SERVICES   (1.6%)
    Actava Group, Inc.
    9.875%, 3-15-97                          1,165,000            1,165,000

    FOOD - OTHER   (1.1%)
    BFI Acquisition Corp.
    12.000%, 12-1-01                         1,000,000              750,000

    FOOD RETAILERS   (7.3%)
    American Stores Company
    9.125%, 4-1-02                           1,000,000            1,121,790

    Great Atlantic & Pacific Tea, Inc.
    7.700%, 1-15-04                          2,000,000            1,942,920

    Ralph's Grocery Company
    10.450%, 6-15-04                         1,000,000              982,500

    Super Rite Foods, Inc.
    10.625%, 4-1-02                          1,000,000           (1,085,000)
                                                                  5,132,210


                 DESCRIPTION                  PRINCIPAL           VALUE
HEALTH CARE   (4.8%)
  FHP International Corp.
  7.000%, 9-15-03                         $  2,000,000      $     1,909,800

  Mediq/PRN Life Support Svs., Inc.
  11.125%, 7-1-99                            1,463,000            1,463,000

HOUSEHOLD PRODUCTS   (8.5%)
  BAT Capital Corp.
  6.500%, 11-24-03                           2,000,000            1,965,880

  Black & Decker Corp.
  7.500%, 4-1-03                             2,000,000            2,047,060

  James River Corp. of Virginia
  6.700%, 11-15-03                           2,000,000            1,972,340
                                                                  5,985,280
ENERGY   (11.0%)
  OIL DRILLING   (4.1%)
  Louisiana Land Exploration Company
  7.625%, 4-15-13                            2,000,000            1,972,640

  Maxus Energy Corp.
  11.250%, 5-1-13                              905,000              923,100
                                                                  2,895,740
  OILFIELD EQUIPMENT & SERVICES   (1.6%)
  McDermott, Inc.
  9.375%, 3-15-02                            1,000,000            1,120,240

  PIPELINES   (5.3%)
  Enron Corp.
  6.750%, 7-1-05                             2,500,000            2,455,150

  Williams Companies, Inc.
  10.250%, 7-15-20                           1,000,000            1,288,260
                                                                  3,743,410
FINANCIAL   (5.0%)
  Banks   (1.6%)
  Citicorp
  9.500%, 2-1-02                             1,000,000            1,140,290

  DIVERSIFIED   (3.2%)
  Continental Bank N.A.
  11.250%, 7-1-01                            1,100,000            1,222,188

  GNS Financial Corp.
  9.250%, 3-15-03                            1,000,000            1,067,500
                                                                  2,289,688
  INSURANCE   (0.2%)
  Reliance Financial Services Corp.
  9.480%, 11-1-00                              150,000              150,000

INDUSTRIAL   (13.4%)
  Air Freight   (1.6%)
  Federal Express Corp.
  9.625%, 10-15-19                           1,000,000            1,123,630





See Notes to Schedule of Investments at page 44.

September 30, 1995
SCHEDULE OF INVESTMENTS (continued)
INCOME PLUS PORTFOLIO

                 DESCRIPTION                     PRINCIPAL           VALUE
INDUSTRIAL (CONTINUED)
    DIVERSIFIED   (1.5%)
     Canadian Pacific Forest Products, Ltd.
       9.250%, 6-15-02                        $  1,000,000     $     1,075,090

    ELECTRIC COMPONENTS & EQUIPMENT   (3.2%)
     Westinghouse Electric Corp.
       6.875%, 9-1-03                            2,500,000           2,246,775

    FACTORY EQUIPMENT   (1.5%)
     Penn Central Corp.
       10.625%, 4-15-00                          1,000,000           1,037,720

    INDUSTRIAL SERVICES - OTHER   (1.4%)
     Figgie International, Inc.
       9.875%, 10-1-99                           1,000,000           1,000,000

    POLLUTION CONTROL   (1.5%)
     Allied Waste Industries, Inc.
       12.000%, 2-1-04                           1,000,000           1,067,500

    TRANSPORTATION EQUIPMENT   (2.7%)
     AAR Corp.
       7.250%, 10-15-03                          2,000,000           1,902,980

TECHNOLOGY    (1.4%)
    COMPUTERS
     Unisys Corp.
       9.750%, 9-15-16                           1,000,000             968,750



                 DESCRIPTION                   PRINCIPAL            VALUE
UTILITIES (7.8%)
    ELECTRIC
    Beaver Valley Power Station Funding
    Corp.  8.330%, 12-1-07                    $  2,000,000    $      1,960,540

    First PV Funding Corp.
    10.300%, 1-15-14                             1,225,000           1,243,375

    Texas Utilities Electric Company
    10.350%, 1-1-18                                750,000             807,202
    6.750%, 4-1-03                               1,500,000           1,499,160

TOTAL NON-CONVERTIBLE CORPORATE BONDS
 (COST $56,546,692)                                                 57,974,520


              DESCRIPTION                          SHARES             VALUE
NON-CONVERTIBLE PREFERRED STOCKS (0.5%)
BANKS
    Riggs National Corp. Class B, 10.750%
    (cost $316,275)                                 12,651             349,484




           DESCRIPTION                           PRINCIPAL             VALUE
COMMERCIAL PAPER   (14.2%)
    Arizona Educational Loan Marketing
    Corp.  5.770%, 10-23-95                   $  2,000,000          (1,992,948)

    Kobe Steel International, Inc.
    5.800%, 10-13-95                             3,400,000          (3,393,427)

    Redwood Receivable Corp.
    5.800%, 10-3-95                              2,700,000          (2,699,130)

    Yamaha Motor Finance Corp.
    5.840%, 10-12-95                             2,000,000          (1,996,431)
TOTAL COMMERCIAL PAPER (COST $10,081,936)                           10,081,936

TOTAL INVESTMENTS   (96.7%) (COST $66,944,903)                     (68,405,940)
OTHER ASSETS IN EXCESS OF LIABILITIES   (3.3%)                       2,320,360
NET ASSETS (100.0%)                                           $     70,726,300





See Notes to Schedule of Investments at page 44.

September 30, 1995
SCHEDULE OF INVESTMENTS
TAX-EXEMPT PORTFOLIO

                DESCRIPTION **                    PRINCIPAL           VALUE
MUNICIPAL BONDS (99.8%)
ALASKA (2.4%)
     Alaska Student Loan Corp.
     Student Loan Revenue Bonds,
     Series 1988A, AMBAC Insured,
     AMT Bonds, 8.400%, 7-1-03,
     AAA/Aaa                                  $    600,000     $       656,928

ARIZONA (3.8%)
     Maricopa County Arizona IDA
     IDR - Citizens Utilities Company Project,
     Series 1991, 6.650%, 4-1-26, AAA/NR         1,000,000           1,058,890

CALIFORNIA (0.2%)
     Los Angeles, Convention and Exhibition
     Center, Certificates of Participation,
     9.000%, 12-1-20, AAA/Aaa                       50,000              66,547

FLORIDA (2.6%)
     Florida State Pollution Control Board,
     Revenue Bonds, Series 1987Y,
     7.625%, 7-1-10, AA/Aaa                        500,000             553,820

     Tampa, Capital Improvements Program
     Revenue Bonds, Series 1988A,
     8.250%, 10-1-18, AA/NR                        165,000             181,774
                                                                       735,594
GEORGIA (3.4%)
     Atlanta School Improvement
     General Obligation, 5.600%, 12-1-18,
     AA/Aa                                       1,000,000             959,830

ILLINOIS (10.1%)
     Chicago O'Hare International Airport,
     Revenue Bonds, Series 1988A, AMT
     Bonds, 8.200%, 1-1-18, AAA/Aaa                750,000             802,298

     Illinois Education Facilities Authority
     Revenues Refunding - Art Institute of
     Chicago Project, 5.800%, 3-1-27, A/A1       1,000,000             938,350

     Palatine, General Obligation Bonds,
     Series 1985, 9.900%, 1-1-16, NR/A1             25,000              30,390

     West Chicago, IDR-Leggett and Platt, Inc.
     Project, Revenue Bonds, Series 1994,
     6.900%, 9-1-24, A/NR                        1,000,000           1,030,070
                                                                     2,801,108
INDIANA (3.6%)
     Indiana Transportation Finance Authority
     Airport Facility Lease Revenue Series,
     1992A, 6.250%, 11-1-16, A/A                 1,000,000             997,590

IOWA (9.4%)
     Iowa State Certificate of Participation,
     Revenue Bonds, Series 1992A, 6.500%
     7-1-06, AAA/Aaa                             1,000,000           1,095,700

     Iowa Student Loan Liquidity Corp.,
     Student Loan Revenue Bonds, Series
     1993B, 5.800%, 12-1-08, NR/Aaa              1,000,000             997,160

     West Des Moines Iowa Water Revenue Bonds,
     6.450%, 12-1-07, AAA/Aaa                      500,000             535,735
                                                                     2,628,595


                DESCRIPTION **                   PRINCIPAL           VALUE
KENTUCKY (5.8%)
  Kentucky Housing Corp., Single Family
  Mortgage Revenue Bonds, AMT Series
  Bonds, 1991D-1, 6.800%, 1-1-24,
  AAA/Aaa                                     $  1,000,000     $     1,031,690

  Kentucky State Turnpike Authority,
  Revenue Bonds, 6.000%, 7-1-09,
  AAA/Aaa                                          590,000             591,558
                                                                     1,623,248
MASSACHUSETTS (3.6%)
  Massachusetts State Housing Finance
  Agency, Series 1993A
  6.300%, 10-1-13, A+/A1                         1,000,000           1,002,100

MICHIGAN (3.4%)
  Michigan State Building Authority Revenue
  Refunding Special Sinking Fund, Series
  1992A, 6.800%, 10-1-21, AA-/A1                   900,000             953,442

NEBRASKA (3.7%)
  Nebraska Higher Education Loan Program,
  Revenue Bonds, Series 1992A-6, AMT
  Bonds, 6.950%, 6-1-08, NR/A                    1,000,000           1,033,950

NEVADA (1.2%)
  Nevada Housing Division,
  Single Family Program, Series 1990B,
  AMT Bonds, 7.900%, 4-1-22, AA/NR                 310,000             325,695

NEW YORK (3.6%)
  New York State Local Government
  Assistance Corporation, Series 1995A,
  6.000%, 4-1-16, A/A                            1,000,000             991,840

PENNSYLVANIA (0.0%)
  Pennsylvania Housing Finance Agency,
  Multi-Family Mortgage Revenue
  Bonds, Series 1985A, 9.375%,
  8-1-28, AA/Aa                                      5,000               5,186

SOUTH CAROLINA (5.4%)
  Richland County Solid Waste Disposal
  Facilities Revenue Bonds, Series 1992A,
  6.750%, 5-1-22, A-/A1                            500,000             516,715

  South Carolina Jobs Economic Development
  Authority Hospital Facility Revenue -
  Tuomey Regional Medical Center,                1,000,000             975,520
  Series 1995A, 5.750%, 11-1-15, AAA/Aaa                             1,492,235

SOUTH DAKOTA (3.6%)
  Sioux Falls South Dakota School District
  Number 49-5 Refunding Capital Outlay
  Certificates, Series 1992B, 5.750%, 7-1-12,
  AAA/Aaa                                        1,000,000             993,520


See Notes to Schedules of Investments at page 44.

September 30, 1995
SCHEDULE OF INVESTMENTS (continued)
TAX-EXEMPT PORTFOLIO

                DESCRIPTION **                       PRINCIPAL             VALUE
TEXAS (11.1%)
     Brazos River Authority, Pollution
       Control Revenue Bonds, Houston Light
       and Power Company Project, Series
       1988A, 8.250%, 5-1-19, A-/A3                $    150,000       $       165,486

     Galveston, Industrial Development
       Corporation Sales Tax Revenue, Series
        1995, 5.750%, 9-1-15, AAA/Aaa                 1,000,000               967,720

     Houston Water Conveyance System,
       Revenue Bonds, Series 1993C,
       7.000%, 12-15-01, AAA/Aaa                      1,000,000             1,131,750

     Tarrant County, Housing Finance Corp.,
       Single Family Mortgage Revenue
       Bonds, GNMA, Series 1989A,
       8.000%, 7-1-21, AAA/NR                           780,000               834,436
                                                                            3,099,392
UTAH (5.0%)
     Utah State School District Finance,
       Cooperative Revenue Bonds,
       Mandatory Redemption, Series 1988,
       8.375%, 2-15-10, AAA/NR                          595,000               654,292
       8.375%, 2-15-10, AAA/NR                          660,000               725,743
                                                                            1,380,035
VIRGINIA (3.6%)
     Virginia State Housing Development
       Authority Multi Family Housing, Series
       1995 II, 6.300%, 11-1-15, AAA/Aaa              1,000,000             1,008,090

WASHINGTON (7.6%)
     Washington Housing Finance Committee,
       Single Family Mortgage Revenue Bonds
       Series 1995A, 6.650%, 7-1-16, AAA/NR           1,000,000             1,042,120

     Washington State Public Power Supply System
       Nuclear Project #1 Revenue Refunding,
       Series 1990A, 7.000%, 7-1-11, AA/Aa            1,000,000             1,062,640
                                                                            2,104,760
WISCONSIN (3.3%)
     Milwaukee County Wisconsin, Series A,
       General Obligation, 5.250%, 12-1-10,
        AAA/Aaa                                         950,000               908,732

WYOMING (3.4%)
     Wyoming State Farm Loan Board, Capital
       Facilities Revenue Bonds,
       5.750%, 10-1-20, AA-/NR                        1,000,000               959,080

    TOTAL INVESTMENTS (99.8%)(COST $27,569,704)                            27,786,387
    OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)                               68,621
    NET ASSETS (100.0%)                                               $    27,855,008



                NOTES TO SCHEDULES OF INVESTMENTS
   +    Foreign securities.

   @    Notional amount of forward foreign currency contracts denominated in indicated currency: B-British Pound; D-German Deutschemark; E-Belgian Franc; F-French Franc; G-Dutch Guilder; J-Japanese Yen; K-Swedish Krona; L-Italian Lira; M-Finish Marka; P-Spanish Peseta; S-Swiss Franc.

   #    American Depository Receipts or Global Depository Receipts.

   &    Security is not yet available for delivery until October 13, 1995.

   *     Presently non-income producing.

   ** Ratings indicated are by Standard and Poor's/Moody's, respectively, and are unaudited; NR: not rated by this service.

      See Note 2 to financial statements for security valuation and other significant accounting policies.

      See Note 6 to financial statements for cost and unrealized appreciation and depreciation of investments for Federal income tax purposes.

September 30, 1995
STATEMENTS OF ASSETS AND LIABILITIES
   All numbers (except per share amounts) in thousands

                                                                     Aggressive        Capital
Assets:                                                                Growth        Appreciation          Global
   Investment securities, at market value                         $     20,601       $     8,648       $      89,519
   Cash                                                                      -                 1               2,300
   Receivables:
      Investment securities sold                                           283               407                 705
      Shares of beneficial interest sold                                   226               122                  44
      Interest                                                               -                 -                   -
      Dividends                                                              4                12                  86
      Due from investment adviser (Note 3)                                   -                24                   -
   Forward foreign currency contracts (Notes 2,5)                            -                25               1,464
   Other                                                                     -                 3                  52
          Total assets                                                  21,114             9,242              94,170
Liabilities:
   Accounts payable:
      Investment securities purchased                                      858               323                 401
      Shares of beneficial interest redeemed                               121                 1                  36
      Due to custodian                                                   1,569                 -                   -
   Accrued liabilities (Note 3):
      Management and advisory fees                                          14                 -                  92
      Distribution fees                                                      6                 4                  28
      Transfer agent fees and expenses                                       -                 4                  43
   Forward foreign currency contracts (Notes 2,5)                            -                39                 519
   Other                                                                    63                65                  87
          Total liabilities                                              2,631               436               1,206
Net Assets                                                        $     18,483       $     8,806       $      92,964

   Investment securities, at cost                                 $     17,544       $     7,532       $      75,549

Net asset value per share (net assets divided by
  shares outstanding):
          Class A shares                                          $      17.68       $     13.54       $       17.73
          Class C shares                                          $      17.64       $     13.49       $       17.46
Offering price per share:
          Class A shares (1)                                      $      18.71       $     14.33       $       18.76
          Class C shares                                          $      17.64       $     13.49       $       17.46

STATEMENTS OF OPERATIONS
All numbers in thousands
                                                                    Aggressive           Capital
Investment Income:                                                   Growth (3)        Appreciation (3)      Global (2)
   Interest                                                       $         12       $        29       $         371
   Dividends (net of foreign withholding taxes
     of $77, $1 and $125 for Growth, Capital
     Appreciation and Global, respectively)                                 17               130               1,090
                                                                            29               159               1,461
Expenses (Note 3):
   Management and advisory  fees                                            62                44                 874
   Distribution fees:
    Class A                                                                 21                12                 293
    Class C                                                                  3                 9                  32
   Transfer agent fees and expenses                                         28                23                 342
   Custody fees and expenses                                                28                34                 203
   Registration fees                                                        42                42                  42
   Audit fees and expenses                                                  13                13                  17
   Trustees fees and expenses                                                1                 1                  10
   Other                                                                    12                 9                  42
   Less amounts waived/reimbursed by the investment
     adviser                                                               (31)              (55)                  -
                                                                           179               132               1,855
      Custodian earnings and brokerage credits                               -                (2)               (110)
         Net expenses                                                      179               130               1,745
            Net investment income (loss)                                  (150)               29                (284)

Realized and unrealized gain (loss) on investments
   and foreign currency (Note 2):
   Net realized gain (loss) on investments                               1,358               485               3,820
   Net realized gain (loss) from foreign currency
     transactions                                                            -                (9)             (2,426)
      Net realized gain (loss)                                           1,358               476               1,394
   Net unrealized appreciation (depreciation) during
     the period on:
      Investments                                                        3,058             1,116               9,561
      Translation of assets and liabilities
        denominated in foreign currency                                      -               (13)              1,723
         Net unrealized appreciation (depreciation)
           during the period                                             3,058             1,103              11,284
            Net gain (loss) on investments and
              foreign currency                                           4,416             1,579              12,678
             Net increase (decrease) in net assets
               resulting from operations                          $      4,266       $     1,608       $      12,394



(1) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on sales of $50,000 or more as set forth in the Prospectus.
(2) For the year ended September 30, 1995.
(3) From the commencement of investment operations on December 2, 1994 through September 30, 1995.

   The notes to financial statements are an integral part of these statements.

                                                             IDEX II Series Fund


                         EQUITY-                        FLEXIBLE         INCOME            TAX-
       GROWTH            INCOME         BALANCED         INCOME           PLUS             EXEMPT
$      493,775     $      4,926     $     7,207     $     19,517     $    68,406     $     27,786
         3,098              480               -               74             476              175

         6,708                -             100              852               -            6,626
           202               47              32              407             424                -
           415               23              38              418           1,560              573
           212                9               3                -               -                -
             -               15              19                -               -                5
           261                -               2                -               -                -
            21                1               -                2               -                1
       504,692            5,501           7,401           21,270          70,866           35,166


        12,226                -             272              835               -            7,209
           348                5               -               43              35               65
             -                -              21

            59                -               -               14              18                -
           142                2               4                6              21                8
           183                1               2                7              31                4
           108                -               8                -               -                -
            98               45              59               21              35               25
        13,164               53             366              926             140            7,311
$      491,528     $      5,448     $     7,035     $     20,344     $    70,726     $     27,855

$      360,655     $      4,539     $     6,773     $     18,682     $    66,945     $     27,570


$        22.84     $      11.74     $     11.47     $       9.17     $     10.36     $      11.34
$        22.64     $      11.73     $     11.47     $       9.17     $     10.35     $      11.34

$        24.17     $      12.42     $     12.14     $       9.63     $     10.88     $      11.91
$        22.64     $      11.73     $     11.47     $       9.17     $     10.35     $      11.34



                         EQUITY-                          FLEXIBLE         INCOME         TAX-
       GROWTH (2)        INCOME (3)     BALANCED (3)      INCOME (2)       PLUS (2)       EXEMPT (2)
$        3,432     $         50     $        91     $      1,765     $     5,870     $      1,651

         3,435               46              19               72              38                -
         6,867               96             110            1,837           5,908            1,651

         4,292               25              32              186             402              169

         1,488                8               6               70             228               98
            38                1              13                6              17                2
         1,741               11              10               54             119               35
           156                7              24               22              26               13
            37               42              43               42              41               39
            25               13              13               13              13               13
            51                1               1                2               8                3
           203                8               7               10              18                9
             -              (40)            (49)             (16)              -              (91)
         8,031               76             100              389             872              290
          (121)              (4)             (2)              (3)            (14)              (7)
         7,910               72              98              386             858              283
        (1,043)              24              12            1,451           5,050            1,368



        57,232               78             150             (803)           (534)             120
        (1,299)               -               -                -               -                -
        55,933               78             150             (803)           (534)             120

        83,175              388             434            1,574           5,224              602
        (1,334)               -              (6)               -               -                -
        81,841              388             428            1,574           5,224              602
       137,774              466             578              771           4,690              722
$      136,731     $        490     $       590     $      2,222     $     9,740     $      2,090




 The notes to financial statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                            AGGRESSIVE       CAPITAL
                                                             GROWTH        APPRECIATION              GLOBAL
                                                              1995 (3)        1995 (3)       1995 (1)        1994 (2)
INCREASE (DECREASE) IN NET ASSETS FROM:
   OPERATIONS:

      Net investment income (loss)                          $   (150)     $       29    $     (284)     $       (346)
      Net realized gain (loss) on investments and
        foreign currency transactions                          1,358             476         1,394             3,253
      Net unrealized appreciation (depreciation)
        during period                                          3,058           1,103        11,284             2,160
         Net increase (decrease) in net assets
           resulting from operations                           4,266           1,608        12,394             5,067

   Distributions to shareholders:
      From net investment income:
        Class A                                                    -               -             -                 -
        Class C                                                    -               -             -                 -
                                                                   -               -             -                 -
      From net realized gains on investments and
        foreign currency transactions                              -               -        (3,199)                -
      In excess of net realized gains                              -               -             -                 -
                                                                   -               -        (3,199)                -
SHARES OF BENEFICIAL INTEREST TRANSACTIONS (NOTE 3):
  Class A
      Proceeds from sale of shares                            14,370           6,467        20,086            69,000
      Shares issued on reinvestment of distributions               -               -         2,979                 -
      Cost of shares repurchased                              (1,690)         (1,451)      (23,750)          (10,201)
         Net increase (decrease) from share transactions      12,680           5,016          (685)           58,799

  Class C
      Proceeds from sale of shares                             2,108           2,407         1,228             4,062
      Shares issued on reinvestment of distributions               -               -           133                 -
      Cost of shares repurchased                                (571)           (225)       (1,719)             (546)
           Net increase (decrease) from share transactions     1,537           2,182          (358)            3,516
             Total net increase (decrease) from share
               transactions                                   14,217           7,198        (1,043)           62,315
                Net increase (decrease) in net assets         18,483           8,806         8,152            67,382

NET ASSETS:
      Beginning of period                                          -               -        84,812            17,430
      End of period                                         $ 18,483      $    8,806    $   92,964      $     84,812

NET ASSETS CONSIST OF (NOTE 2):
      Shares of beneficial interest, unlimited shares
        authorized                                            14,217           7,198        77,165            78,499
      Undistributed net investment income (loss)                   -              29           (14)              (21)
      Undistributed net realized gain (loss) from
        investments and
        foreign currency transactions                          1,208             476           899             2,704
      Net unrealized appreciation (depreciation) of
        investments and on translation of assets and
        liabilities in foreign currencies                      3,058           1,103        14,914             3,630
          Total net assets                                  $ 18,483      $    8,806    $   92,964      $     84,812

SHARES OF BENEFICIAL INTEREST:
      Class A
         Shares sold                                           1,055             589         1,267             4,456
         Shares issued on reinvestment of distributions            -               -           198                 -
         Shares redeemed                                        (108)           (128)       (1,525)             (660)
           Net increase (decrease) in shares outstanding         947             461           (60)            3,796
                   Shares outstanding at beginning of period       -               -         5,102             1,306
                   Shares outstanding at end of period           947             461         5,042             5,102

      Class C
         Shares sold                                             137             210            78               263
         Shares issued on reinvestment of distributions            -               -             9                 -
         Shares redeemed                                         (39)            (20)         (110)              (36)
           Net increase (decrease) in shares outstanding          98             190           (23)              227
                   Shares outstanding at beginning of period       -               -           227                 -
                   Shares outstanding at end of period            98             190           204               227





(1)  For the year ended September 30.
(2) For the year ended September 30, 1994. Class C investment operations commenced October 1, 1993 (Note 1).
(3) From commencement of investment operations on December 2, 1994, through September 30, 1995.

  The notes to financial statements are an integral part of these statements.

                                                             IDEX II Series Fund


                                   Equity-
              Growth               Income       Balanced          Flexible Income            Income Plus              Tax-Exempt
     1995 (1)        1994 (2)      1995 (3)     1995 (3)      1995 (1)     1994 (2)     1995 (1)     1994 (2)     1995 (1)  1994 (2)
$      (1,043)   $      170    $     24     $       12    $   1,451    $   1,715   $   5,050    $   5,140    $   1,368  $   1,460

       55,933           771          78            150         (803)          32        (534)         829          120        108
       81,841       (34,217)        388            428        1,574       (2,171)      5,224       (8,190)         602     (1,685)
      136,731       (33,276)        490            590        2,222         (424)      9,740       (2,221)       2,090       (117)



            -             -         (27)           (11)      (1,435)      (1,644)     (4,919)      (4,970)      (1,397)    (1,405)
            -             -          (1)            (2)         (43)         (27)       (131)         (82)         (14)        (5)
            -             -         (28)           (13)      (1,478)      (1,671)     (5,050)      (5,052)      (1,411)    (1,410)
       (1,732)       (9,602)          -              -            -            -        (676)        (960)         (91)      (996)
            -        (3,945)          -              -            -            -           -            -            -          -
       (1,732)      (13,547)        (28)           (13)      (1,478)      (1,671)     (5,726)      (6,012)      (1,502)    (2,406)


       30,383        58,595       5,203          3,672        1,747        4,010       6,337       10,809        1,594      2,531
        1,639        13,125          25             11        1,089        1,241       3,940        4,164          993      1,686
     (110,904)     (142,515)       (501)          (319)      (5,299)     (10,790)     (9,434)     (15,337)      (4,866)    (3,322)
      (78,882)      (70,795)      4,727          3,364       (2,463)      (5,539)        843         (364)      (2,279)       895


        1,872         4,338         325          3,134          250          813         658        2,587          387        292
           15            21           1              2           36           22         124           75           10          4
       (1,106)         (675)        (67)           (42)        (441)        (215)     (1,020)        (359)        (224)       (12)
          781         3,684         259          3,094         (155)         620        (238)       2,303          173        284
      (78,101)      (67,111)      4,986          6,458       (2,618)      (4,919)        605        1,939       (2,106)     1,179
       56,898      (113,934)      5,448          7,035       (1,874)      (7,014)      4,619       (6,294)      (1,518)    (1,344)


      434,630       548,564           -              -       22,218       29,232      66,107       72,401       29,373     30,717
$     491,528    $  434,630    $  5,448     $    7,035    $  20,344    $  22,218   $  70,726    $  66,107    $  27,855  $  29,373


      307,416       386,726       4,986          6,458       22,998       25,616      69,488       68,883       27,533     29,639
            -           165          (4)            (1)          22           49         158          158           68        111

       50,839        (3,693)         78            150       (3,512)      (2,709)       (381)         829           37          8

      133,273        51,432         388            428          836         (738)      1,461       (3,763)         217       (385)
$     491,528    $  434,630    $  5,448     $    7,035    $  20,344    $  22,218   $  70,726    $  66,107    $  27,855  $  29,373



        1,662         3,314         483            348          196          414         629        1,027          143        221
          101           738           2              1          123          134         401          400           90        146
       (6,181)       (8,071)        (45)           (29)        (599)      (1,158)       (952)      (1,463)        (438)      (291)
       (4,418)       (4,019)        440            320         (280)        (610)         78          (36)        (205)        76
       25,691        29,710           -              -        2,438        3,048       6,560        6,596        2,621      2,545
       21,273        25,691         440            320        2,158        2,438       6,638        6,560        2,416      2,621


          100           244          30            297           28           99          66          244           35         26
            1             1           -              -            4            2          12            8            1          -
          (59)          (40)         (6)            (4)         (49)         (23)       (104)         (35)         (21)        (1)
           42           205          24            293          (17)          78         (26)         217           15         25
          205             -           -              -           78            -         217            -           25          -
          247           205          24            293           61           78         191          217           40         25





 The notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS
Selected per share data for a share of beneficial interest outstanding throughout each period:

                                       Net Asset               Net RealizTotal IncomeDividends  Distribution
                          Year or        Value           Ne  and Unrealiz(Loss) From  From Net    From Net
                          Period       Beginning  Investmen  Gain (Loss) Investment  Investment   Realized
                           Ended       of Period Income (Lo     InvestmenOperations    Income   Capital Gain
Aggressive Growth
                 Class A 9/30/95   (2)   $10.00     ($0.14)       $7.82       $7.68          -          -
                 Class C 9/30/95   (2)    10.00      (0.18)        7.82        7.64          -          -

Capital Appreciation
                 Class A 9/30/95   (2)    10.00      (0.03)        3.57        3.54          -          -
                 Class C 9/30/95   (2)    10.00      (0.08)        3.57        3.49          -          -

Global
                 Class A 9/30/95          15.93      (0.06)        2.42        2.36          -        (0.56)
                          9/30/94         13.35      (0.04)        2.62        2.58          -          -
                          9/30/93         10.00      (0.04)        3.39        3.35          -          -
                 Class C 9/30/95          15.74      (0.14)        2.42        2.28          -        (0.56)
                          9/30/94         13.35      (0.23)        2.62        2.39          -          -

Growth (1)
                 Class A  9/30/95         16.78      (0.05)        6.18        6.13        -          (0.07)
                          9/30/94         18.46       0.01        (1.22)      (1.21)       -          (0.33)
                          9/30/93         16.46       0.04         2.42        2.46      (0.07)       (0.39)
                          9/30/92         16.22       0.08         0.88        0.96      (0.07)       (0.65)
                          9/30/91         13.77       0.14         5.32        5.46      (0.17)       (2.84)
                          9/30/90         17.52       0.12        (2.21)      (2.09)     (0.09)       (1.57)
                 Class C  9/30/95         16.68      (0.15)        6.18        6.03          -        (0.07)
                          9/30/94         18.46      (0.09)       (1.22)      (1.31)         -        (0.33)

Equity-Income
                 Class A 9/30/95   (2)    10.00       0.09         1.75        1.84      (0.10)         -
                 Class C 9/30/95   (2)    10.00       0.03         1.75        1.78      (0.05)         -

Balanced
                 Class A 9/30/95   (2)    10.00       0.05         1.47        1.52      (0.05)         -
                 Class C 9/30/95   (2)    10.00       0.01         1.47        1.48      (0.01)         -





                     See notes to the financial highlights.
 The notes to financial statements are an integral part of these statements.

                                                                                         Ratio of Net
Distributions               Net Asset               Net Assets                Ratio of    Investment
In Excess of                  Value                    End       Shares     Expenses to  Income (Loss)  Portfolio
Net Realized     Total         End        Total     of Period  Outstanding    Average     to Average    Turnover
Capital Gain  Distribution  of Period   Return (4)   (000's)     (000's)    Net Assets   (Net Assets    Rate (5)
        -           -         $17.68      76.80%      $16,747       947        2.85%        (2.39%)     107.41%
        -           -          17.64      76.40         1,736        98        3.40         (2.94)      107.41


        -           -          13.54      35.40         6,241       461        2.90          0.75       319.95
        -           -          13.49      34.90         2,565       190        3.45          0.20       319.95


        -        (0.56)        17.73      15.47        89,397     5,042        2.10         (0.43)      161.48
        -           -          15.93      19.33        81,241     5,102        2.14         (0.55)      148.01
        -           -          13.35      33.52        17,430     1,306        2.84         (0.87)      116.98
        -        (0.56)        17.46      15.14         3,567       204        2.65         (0.98)      161.48
        -           -          15.74      17.90         3,571       227        4.04         (2.46)      148.01


        -        (0.07)        22.84      36.70       485,935    21,273        1.86         (0.26)      123.26
     (0.14)      (0.47)        16.78      (6.72)      431,207    25,691        1.76          0.04        63.73
        -        (0.46)        18.46      15.13       548,564    29,710        1.61          0.29        97.40
        -        (0.72)        16.46       6.10       403,361    24,507        1.61          0.69        56.21
        -        (3.01)        16.22      48.00       126,436     7,796        1.48          0.88       102.16
        -        (1.66)        13.77     (12.50)       74,594     5,415        1.35          0.75       127.79
        -        (0.07)        22.64      36.32         5,593       247        2.41         (0.81)      123.26
     (0.14)      (0.47)        16.68      (7.72)        3,423       205        3.48         (1.68)       63.73


        -        (0.10)        11.74     18.43          5,167       440        2.99          0.85        42.18
        -        (0.05)        11.73     17.95            281        24        3.54          0.30        42.18


        -        (0.05)        11.47     15.27          3,670       320        2.92          0.56       100.35
        -        (0.01)        11.47     14.77          3,365       293        3.47          0.01       100.35





                     See notes to the financial highlights.
 The notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS              (continued)
Selected per share data for a share of beneficial interest outstanding throughout each period:

                                     Net Asset                   Net Realized   Total Income  Dividends   Distribution
                          Year or      Value         Net        and Unrealized  (Loss) From    From Net     From Net
                          Period     Beginning    Investment    Gain (Loss) on   Investment   Investment    Realized
                           Ended     of Period   Income (Loss)   Investments     Operations     Income    Capital Gains
Flexible Income (3)
                 Class A  9/30/95     $8.83         $0.61            $0.37          $0.98       ($0.64)         -
                          9/30/94      9.59          0.65            (0.81)         (0.16)       (0.60)         -
                          9/30/93      8.95          0.70             0.60           1.30        (0.66)         -
                         10/31/92      8.73          0.80             0.22           1.02        (0.80)         -
                         10/31/91      7.74          0.82             1.10           1.92        (0.80)       (0.13)
                         10/31/90      9.55          0.90            (1.80)         (0.90)       (0.91)         -
                 Class C  9/30/95      8.83          0.56             0.37           0.93        (0.59)         -
                          9/30/94      9.59          0.60            (0.81)         (0.21)       (0.55)         -

Income Plus
                 Class A  9/30/95      9.75          0.75             0.71           1.46        (0.75)       (0.10)
                          9/30/94     10.98          0.76            (1.10)         (0.34)       (0.75)       (0.14)
                          9/30/93     10.55          0.83             0.46           1.29        (0.81)       (0.05)
                          9/30/92     10.04          0.76             0.64           1.40        (0.76)       (0.13)
                         11/30/91      9.20          0.98             0.87           1.85        (0.98)       (0.03)
                         11/30/90      9.99          1.04            (0.79)          0.25        (1.04)         -
                 Class C  9/30/95      9.74          0.69             0.71           1.40        (0.69)       (0.10)
                          9/30/94     10.98          0.66            (1.10)         (0.44)       (0.66)       (0.14)

Tax-Exempt
                 Class A  9/30/95     11.10          0.55             0.29           0.84        (0.56)       (0.04)
                          9/30/94     12.07          0.56            (0.60)         (0.04)       (0.54)       (0.39)
                          9/30/93     11.62          0.56             0.45           1.01        (0.54)       (0.02)
                          9/30/92     11.46          0.54             0.28           0.82        (0.54)       (0.12)
                         11/30/91     11.27          0.75             0.26           1.01        (0.75)       (0.07)
                         11/30/90     11.39          0.78            (0.12)          0.66        (0.78)         -
                 Class C  9/30/95     11.10          0.52             0.29           0.81        (0.53)       (0.04)
                          9/30/94     12.07          0.53            (0.60)         (0.07)       (0.51)       (0.39)

                                                                                             Ratio of Net
Distributions                 Net Asset               Net Assets                Ratio of      Investment
In Excess of                    Value                    End       Shares     Expenses to    Income (Loss)  Portfolio
Net Realized      Total          End        Total     of Period  Outstanding    Average       to Average    Turnover
Capital Gains  Distributions  of Period   Return (4)   (000's)     (000's)    Net Assets(6)  (Net Assets    Rate (5)
        -        ($0.64)        $9.17        11.57%     $19,786      2,158        1.87%          7.03%       149.58%
        -         (0.60)         8.83        (1.54)      21,527      2,438        1.85           6.57        105.40
        -         (0.66)         9.59        13.66       29,232      3,048        1.50           7.76        138.86
        -         (0.80)         8.95        12.17       26,676      2,982        1.50           8.55        140.23
        -         (0.93)         8.73        26.38       18,696      2,142        1.50           9.84        130.73
        -         (0.91)         7.74       (10.22)      18,760      2,424        1.50          10.51         72.40
        -         (0.59)         9.17        10.95          558         61        2.42           6.48        149.58
        -         (0.55)         8.83        (2.15)         691         78        2.40           6.03        105.40


        -         (0.85)        10.36        15.85       68,746      6,638        1.29           7.53         25.07
        -         (0.89)         9.75        (3.28)      63,995      6,560        1.33           7.35         48.12
        -         (0.86)        10.98        12.80       72,401      6,596        1.33           7.73         54.51
        -         (0.89)        10.55        14.40       54,647      5,181        1.17           8.79         91.01
        -         (1.01)        10.04        21.00       47,334      4,716        1.15          10.20         52.79
        -         (1.04)         9.20         2.50       33,182      3,607        0.69          11.12         18.54
        -         (0.79)        10.35        15.08        1,980        191        1.84           6.98         25.07
        -         (0.80)         9.74        (4.55)       2,112        217        3.52           5.16         48.12


        -         (0.60)        11.34         7.75       27,401      2,416        1.02           4.83        126.48
        -         (0.93)        11.10        (0.41)      29,096      2,621        1.00           4.83         59.84
        -         (0.56)        12.07         8.97       30,717      2,545        1.00           4.83         91.03
        -         (0.66)        11.62         7.20       28,363      2,442        1.00           5.49        106.89
        -         (0.82)        11.46         9.20       28,242      2,464        0.95           6.67        117.92
        -         (0.78)        11.27         6.00       22,708      2,016        0.68           6.92         81.17
        -         (0.57)        11.34         7.48          454         40        1.27           4.58        126.48
        -         (0.90)        11.10        (0.73)         277         25        1.25           4.58         59.84

    As of October 1, 1992, Growth Class A discontinued the practice of equalization accounting. On October 1, 1993, Growth Class A changed its distribution rate to 0.35% from 0.25%; prior to May 1, 1991, no distribution fees were incurred by Growth Class A (Note 3).
(2) From commencement of operations, December 2, 1994.
(3) As of October 1, 1992, Flexible Income Class A discontinued the practice of equalization accounting. On October 1, 1993, Flexible Income Class A initiated a plan of distribution.
(4) Total return has been calculated for the period ending September 30, 1995 without deduction of a sales load, if any, on an initial purchase. Short periods (where applicable) are not annualized.
(5) This rate is calculated by dividing the average value of the Portfolio's long-term investments during the period into the lesser of its respective long-term purchases or sales during the period. Short periods (where applicable) are annualized.


 The notes to financial statements are an integral part of these statements.

(6) Expense ratios reduced by affiliated brokerage and custody earnings credits for Growth Class A and Class C, Aggressive Growth Class A and Class C, Capital Appreciation Class A and Class C, Global Class A and Class C, Balanced Class A and Class C, Equity-Income Class A and Class C, Income Plus Class A and Class C, Flexible Income Class A and Class C and Tax-Exempt Class A and Class C would have been 1.84% and 2.38%, 2.85% and 3.40%, 2.85% and 3.40%, 1.97% and 2.52%, 2.85% and 3.40%, 2.85% and 3.40%,
    1.26% and 1.81%, 1.85% and 2.40% and 1.00 and 1.25% respectively, for the period ended September 30, 1995. For the periods prior to 1995, expense ratios have not been grossed up by these credits. The following summarizes the expense ratios without expense reimbursement by the investment adviser for those Portfolios which are net of expense reimbursement. Short periods (where applicable) are annualized (See Note 3).

                                         1995             1994             1993             1992             1991
                                         ----             ----             ----             ----             ----
Aggressive Growth      Class A           3.35%             -                -                -                -
                       Class C           3.91%             -                -                -                -
Capital Appreciation   Class A           4.17%             -                -                -                -
                       Class C           4.72%             -                -                -                -
Global                 Class A           -                 -                3.65%            -                -
                       Class C           -                 -                -                -                -
Equity-Income          Class A           4.57%             -                -                -                -
                       Class C           5.12%             -                -                -                -
Balanced               Class A           4.48%             -                -                -                -
                       Class C           5.03%             -                -                -                -
Flexible Income        Class A           1.94%             2.13%            1.56%            1.66%            1.75%
                       Class C           2.49%             8.59%            -                -                -
Income Plus            Class A           -                 -                -                -                1.21%
                       Class C           -                 -                -                -                -
Tax-Exempt             Class A           1.35%             1.30%            1.43%            1.20%            1.24%
                       Class C           1.60%            20.88%            -                -                -





  The notes to financial statements are an integral part of these statements.

                              IDEX II SERIES FUND
                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 1995

NOTE 1.          Organization:

         IDEX II Series Fund ("IDEX II Series") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX II Series is comprised of nine portfolios (each a "Portfolio" and collectively the "Portfolios"): IDEX II Growth Portfolio ("Growth"), IDEX II Aggressive Growth Portfolio ("Aggressive Growth"), IDEX II Capital Appreciation Portfolio ("Capital Appreciation"), IDEX II Global Portfolio ("Global"), IDEX II Balanced Portfolio ("Balanced"), IDEX II Equity-Income Portfolio ("Equity-Income"), IDEX II Income Plus Portfolio ("Income Plus"), IDEX II Flexible Income Portfolio ("Flexible Income") and IDEX II Tax-Exempt Portfolio ("Tax-Exempt"). All

         Portfolios are diversified except Capital Appreciation. Aggressive Growth, Capital Appreciation, Balanced, and Equity-Income commenced investment operations on December 2, 1994.

         Effective October 1, 1993, each Portfolio of IDEX II Series was authorized to offer investors a choice of two classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. A comprehensive discussion of the terms under which shares of either class are offered is contained within the Prospectus.


NOTE 2.          Significant Accounting Policies:

         The following is a summary of significant accounting policies followed consistently by the Portfolios in the preparation of their financial statements; the policies are in conformity with generally accepted accounting principles.

A. Security valuations: Investments of the Portfolios traded on a national securities exchange and the NASDAQ National Market System are stated at the last reported sales price on the day of valuation; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Long-term debt securities are valued by major independent providers of pricing services. Short-term debt securities are valued at amortized cost, which approximates market. Other securities for which quotations are not readily available are valued at fair values determined in such manner as the sub-advisers, under the supervision of the Board of Trustees, decide in good faith.

B. Security transactions and related investment income: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification basis and dividend income is recorded on the ex-dividend date for both financial and Federal tax reporting purposes; interest income is recorded on the accrual basis, including amortization of premium and discount. Original issue discount (as defined in the Internal Revenue Code) and market premium and discount are amortized for both financial and Federal tax reporting purposes over the remaining life of the related bonds.

C. Foreign currency translation: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Portfolios combine fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transactions are reported in the Statement of Operations for the current period. Foreign denominated assets and the use of forward contracts may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

D. Federal taxes: It is the policy of the Portfolios to distribute all income and net capital gains to shareholders and otherwise qualify as regulated investment companies under the Internal Revenue Code. In addition, the Portfolios intend to pay distributions as required to avoid excise taxes. Accordingly, no provisions have been made for Federal taxes.

E. Distributions to shareholders: Dividends and distributions are recorded by the Portfolios on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. Accordingly, permanent book and tax basis differences relating to Portfolio earnings and shareholder distributions are reclassified as necessary among components of net assets. Reclassifications from net investment income to realized capital gains have been made to Growth and Aggressive Growth for $878,067 and $150,135 respectively. Permanent book and tax differences have been reclassified as necessary from undistributed net investment income to shares of beneficial interest in the amounts of $291,497 and $1,209,454 for Global and Growth, respectively.

                              IDEX II SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (continued)
                               September 30, 1995

NOTE 3.          Investment Advisory and Other Payments To/From Affiliates:

         Idex Management, Inc. ("IMI") is the investment adviser for Growth, Capital Appreciation, Global, Balanced and Flexible Income; InterSecurities, Inc. ("ISI") is the investment adviser for Aggressive Growth, Equity-Income, Income Plus and Tax-Exempt. In addition, ISI is the Portfolios' underwriter. Idex Investor Services, Inc. ("IIS") is the Portfolios' transfer agent. IMI is owned equally by AUSA Holding Company ("AUSA") and Janus Capital Corporation ("JCC"). ISI and IIS are 100% owned by AUSA. AUSA is a wholly-owned subsidiary of AEGON N.V., a Netherlands corporation.


         Under each Portfolio's Management and Investment Advisory Agreement, the Portfolios pay annual management fees based upon average daily net assets to their respective investment advisers. The Portfolios will be reimbursed by their advisers to the extent that certain operating expenses exceed the lesser of a stated annual limitation or any limitation imposed by the most restrictive state law. The Portfolios have a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee based on daily net assets is paid to ISI for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Portfolios. The 12b-1 fee for all Portfolios is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Portfolios pay IIS a monthly per open account fee of $1.185 plus $2.48 for each new account opened. Proceeds from sale of shares for Income Plus include $49,927 contributed by its sub- adviser to reimburse the Portfolio for an investment trade error during the period.

         For the period ended September 30, 1995:

                      Aggressive    Capital                         Equity-           Flexible  Income    Tax-
                        Growth   Appreciation  Global     Growth    Income  Balanced   Income    Plus    Exempt
                        ------   ------------  ------     ------    ------  --------   ------    ----    ------
Annual    management       1.00%        1.00%     1.00%      1.00%    1.00%    1.00%     0.90%    0.60%   0.60%
fee rate  (1)
Annual expense limit       2.50%        2.50%     2.50%      1.50%    2.50%    2.50%     1.50%    1.25%   0.65%
(excluding     12b-1
fees) (2)
Class A annual 12b-1       0.35%        0.35%     0.35%      0.35%    0.35%    0.35%     0.35%    0.35%   0.35%
distribution     fee
rate

Class C annual 12b-1       0.90%        0.90%     0.90%      0.90%    0.90%    0.90%     0.90%    0.90%   0.60%
distribution     fee
rate
Class A:  (3)
   Underwriting
commissions received

     by  ISI  (not a    $228,229      $73,332  $491,761 $1,155,639  $90,604  $61,824   $28,794 $142,265  $22,502
Portfolio expense)
   Underwriting           33,478       10,921    73,278    167,446   14,667   10,074     5,736   26,821    4,491
commissions retained
by ISI
Expense       offset
arrangements:

   Custodian               -           $2,040  $110,004   $121,069   $4,176   $2,317    $3,308  $14,555   $6,647
Earnings Credits
   Affiliated              -               11       431                -        -         -       -         -
brokerage credits                                         -

(1) The rates for Growth, Aggressive Growth, Capital Appreciation, Global, Balanced and Equity-Income apply to the first $750 million in average net assets.
         The rate for Flexible Income applies to the first $100 million in average net assets.
(2) The rate for Global, Capital Appreciation, Aggressive Growth, Equity-Income and Balanced is 2.50% on the first
         $30 million and 2.00% on the next $70 million of average net assets.
(3)      Class A imposes a front-end sales charge.

NOTE 4.     Investment Transactions:


      The cost of securities purchased and proceeds from securities sold (excluding non-U.S. Government short-term securities) for the period ended September 30, 1995 were as follows:

                   Non-U.S.       Non-U.S.         U.S.            U.S.
                  Government     Government     Government      Government
                  purchases         sales        purchases        sales
                  ---------         -----        ---------        -----
Aggressive   $   23,709,633 $    7,529,460
                                     $               --
                                                     $              --
Growth
Capital          20,065,894     13,188,456       2,344,861      2,349,055
Appreciation
Global          124,364,820    126,901,951      46,644,748     47,000,000
Growth          490,852,139    579,628,812      92,772,273    122,958,873
Equity-Income     4,750,664        736,123         792,780        350,000
Balanced          8,409,760      2,928,019       2,954,388      2,799,480
Flexible         23,559,354     27,629,464      11,366,766      9,595,579
Income
Income Plus      15,069,060     22,517,775           --             --
Tax-Exempt       33,070,373     33,578,769           --             --


                              IDEX II SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (continued)
                                  September 30, 1995
NOTE 5.     Futures, Forward Currency Contracts And Other Derivative
      Transactions: When a Portfolio enters into a stock index or U.S. Treasury securities futures contract, the Portfolio is required to pledge to the broker an amount of U.S. Government securities, equal to a portion of the contract's value, as "initial margin" on the contract. Subsequently, the Portfolio receives or makes delivery of cash equal to a specific dollar amount times the difference between the stock index value (or for Treasury securities futures, the per-contract value) at the close of the valuation day and the contract's opening strike price. These payments, called "variation margin", are recorded by the Portfolio as unrealized gains or losses. To the extent variation margin is unsettled and is due to or owed by the Portfolio on open futures contracts, a receivable or payable will exist and will be indicated in the Statement of Assets and Liabilities and the Schedule of Investments. When a futures contract expires or is closed, the Portfolio may realize a gain or loss. Realized net gains (losses) on futures contracts for the year ended September 30, 1995 were $154,728 and ($90,169) for Global and Flexible Income, respectively. Forward foreign currency contracts are contracts for delayed delivery of financial interests in which the seller agrees to make delivery at a specified future date of a specified financial instrument, at a specified price or yield. Risks arise from changes in the market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.
      Forward foreign currency contracts are valued at the forward rate, and are marked to market daily. The change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTE 6.     Information for Federal Income Tax Purposes:

                   Realized net capital gain                                    At September 30, 1995:
                     (loss) for the period                                  Unrealized          Unrealized        Net unrealized
                      ended September 30,                                 appreciation of     depreciation of       appreciation
                             1995                 Cost of securities        investments         investments        (depreciation)
Aggressive          $    1,384,738                 $   17,569,931      $     3,409,602     $      (378,283)    $     3,031,319
Growth
Capital                    580,768                      7,653,966            1,075,285             (64,559)          1,010,726
Appreciation
Global                   2,789,298                     75,690,542           14,005,704          (1,544,720)         12,460,984
Growth                  56,154,859                    360,811,200          134,484,382          (1,674,068)        132,810,314
Equity-Income               78,482                      4,538,761              435,123             (47,533)            387,590
Balanced                   149,411                      6,777,582              472,814             (37,640)            435,174
Flexible Income           (813,262)                    18,681,613              942,454            (106,652)            835,802
Income Plus               (534,363)                    66,944,996            2,447,681            (986,735)          1,460,946
Tax-Exempt                 119,597                     27,569,704              341,233            (124,550)            216,683

Realized net capital gains available to distribute will be paid to shareholders in December, 1995. Capital loss carryforwards for Flexible Income aggregated $2,870,174 and are available to offset future realized net capital gains through September 30, 1998; of this amount, $480,919 is available through September 30, 1999 and $186,837 is available through September 30, 2003. Capital loss carryforwards for Income Plus are $158,472 and are available through September 30, 2003. Flexible Income and Income Plus will elect to treat approximately $626,425 and $375,891, respectively, of net capital losses incurred in the 11 month period ended September 30, 1995 as having been incurred in the following fiscal year. Flexible Income and Income Plus will make net capital gain distributions in future years to the extent that net capital gains are realized in excess of available loss carry forwards.

                              IDEX II SERIES FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of
IDEX II Series Fund


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting IDEX II Series Fund (hereafter referred to as the "Fund") at September 30, 1995, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial highlights of the Tax-Exempt Portfolio and the Income Plus Portfolio for the year ended November 30, 1991 were audited by other independent accountants whose report dated December 20, 1991 expressed an unqualified opinion thereon.



PRICE WATERHOUSE LLP
Kansas City, Missouri
November 17, 1995

                              IDEX II SERIES FUND
            SUPPLEMENTAL FEDERAL INCOME TAX INFORMATION (continued)
                              September 30, 1995
                                  (unaudited)

                           FOR INDIVIDUALS / OTHERS

                                                   EXEMPT-
                  RECORD              ORDINARY     INTEREST     LONG-TERM
                   DATE      TOTAL     INCOME     DIVIDENDS    CAPITAL GAIN
TAX-EXEMPT PORTFOLIO
  CLASS A SHARES 10-14-94    0.04741       -          0.04741          -
                 11-14-94    0.05211       -          0.05211          -
                 12-22-94    0.09137       -          0.05617       0.03520
                  1-13-95    0.02537       -          0.02537          -
                  2-14-95    0.04571       -          0.04571          -
                  3-14-95    0.04407       -          0.04407          -
                  4-13-95    0.04529       -          0.04529          -
                  5-12-95    0.04233       -          0.04233          -
                  6-13-95    0.05186       -          0.05186          -
                  7-14-95    0.05419       -          0.05419          -
                  8-14-95    0.04876       -          0.04876          -
                  9-14-95    0.04515       -          0.04515          -
                             0.59362       -          0.55842       0.03520



                                                   EXEMPT-
                  RECORD              ORDINARY     INTEREST     LONG-TERM
                   DATE      TOTAL     INCOME     DIVIDENDS    CAPITAL GAIN
TAX-EXEMPT PORTFOLIO
  CLASS C SHARE   10-14-94    0.04511       -          0.04511          -
                  11-14-94    0.04984       -          0.04984          -
                  12-22-94    0.08809       -          0.05289       0.03520
                   1-13-95    0.02368       -          0.02368          -
                   2-14-95    0.04347       -          0.04347          -
                   3-14-95    0.04193       -          0.04193          -
                   4-13-95    0.04275       -          0.04275          -
                   5-12-95    0.04016       -          0.04016          -
                   6-13-95    0.04938       -          0.04938          -
                   7-14-95    0.05162       -          0.05162          -
                   8-14-95    0.04650       -          0.04650          -
                   9-14-95    0.04278       -          0.04278          -
                              0.56531       -          0.53011       0.03520



                                                               QUALIFYING DIVIDENDS  - FOR CORPORATIONS ONLY

                                                                                             Record Date
                                                     10-14-94      11-14-94     12-22-94        1-13-95    2-14-95    3-14-95
Equity-Income Portfolio
   Class A Shares                                        -             -           -               -          -       0.02211
   Class C Shares                                        -             -           -               -          -       0.01530

Balanced Portfolio
   Class A Shares                                        -             -           -               -          -       0.00285
   Class C Shares                                        -             -           -               -          -       0.00069

Flexible Income Portfolio
   Class A Shares                                     0.00227       0.00223     0.00238         0.00097    0.00197    0.00210
   Class C Shares                                     0.00211       0.00207     0.00215         0.00085    0.00182    0.00196

Income Plus Portfolio
   Class A Shares                                     0.00038       0.00038     0.00069         0.00022    0.00043    0.00043
   Class C Shares                                     0.00028       0.00035     0.00065         0.00020    0.00040    0.00041

                                                      4-13-95       5-12-95     6-13-95         7-14-95    8-14-95    9-14-95
Equity-Income Portfolio
   Class A Shares                                        -             -        0.01251            -          -       0.00864
   Class C Shares                                        -             -        0.00581            -          -       0.00156

Balanced Portfolio
   Class A Shares                                        -             -        0.00224            -          -       0.00232
   Class C Shares                                        -             -        0.00016            -          -       0.00012

Flexible Income Portfolio
   Class A Shares                                     0.00205       0.00199     0.00237         0.00257    0.00216    0.00195
   Class C Shares                                     0.00187       0.00185     0.00220         0.00239    0.00201    0.00179

Income Plus Portfolio
   Class A Shares                                     0.00041       0.00039     0.00037         0.00039    0.00038    0.00037
   Class C Shares                                     0.00037       0.00036     0.00034         0.00036    0.00035    0.00034

     Corporate Deductions:     Under Federal tax law, the amounts reportable as
     qualifying dividends are eligible for the dividends received deduction in year received as provided by section 243 of the Internal Revenue Code.
     The tax status of dividends paid will be reported to recipients of form 1099- after the close of the applicable calendar year. Shareholders are advised to consult their tax adviser concerning the tax treatment of dividends and distributions paid by the Portfolios.

                             IDEX II SERIES FUND
                 SUPPLEMENTAL FEDERAL INCOME TAX INFORMATION
                              September 30, 1995
                                 (unaudited)

The following dividend information for the period ended September 30, 1995 is being provided according to notice requirements under Internal Revenue Code section 852; however, use Form 1099-DIV information to prepare income tax returns.

                            FOR INDIVIDUALS / OTHERS

                     Record              Ordinary    Long-term                        Record              Ordinary    Long-term
                      Date      Total     Income    Capital Gain                       Date      Total     Income    Capital Gain
Global Portfolio                                                    Global Portfolio
  Class A Shares    12-22-94    0.56370    0.37960       0.18410       Class C Share 12-22-94    0.56370    0.37960       0.18410


Growth Portfolio                                                    Growth Portfolio
  Class A Shares    12-22-94    0.07020       -          0.07020       Class C Share 12-22-94    0.07020       -          0.07020


Equity-Income Portfolio                                             Equity-Income Portfolio
  Class A Shares     3-14-95    0.04895    0.04895          -          Class C Share  3-14-95    0.03388    0.03388          -
                     6-13-95    0.02770    0.02770          -                         6-13-95    0.01286    0.01286          -
                     9-14-95    0.01913    0.01913          -                         9-14-95    0.00346    0.00346          -
                                0.09578    0.09578          -                                    0.05020    0.05020          -


Balanced Portfolio                                                  Balanced Portfolio
  Class A Shares     3-14-95    0.01983    0.01983          -          Class C Share  3-14-95    0.00477    0.00477          -
                     6-13-95    0.01556    0.01556          -                         6-13-95    0.00108    0.00108          -
                     9-14-95    0.01611    0.01611          -                         9-14-95    0.00084    0.00084          -
                                0.05150    0.05150          -                                    0.00669    0.00669          -


Flexible Income Portfolio                                        Flexible Income Portfolio
  Class A Shares    10-14-94    0.05774    0.05774          -          Class C Share 10-14-94    0.05372    0.05372          -
                    11-14-94    0.05663    0.05663          -                        11-14-94    0.05265    0.05265          -
                    12-22-94    0.06059    0.06059          -                        12-22-94    0.05472    0.05472          -
                     1-13-95    0.02470    0.02470          -                         1-13-95    0.02175    0.02175          -
                     2-14-95    0.05022    0.05022          -                         2-14-95    0.04635    0.04635          -
                     3-14-95    0.05355    0.05355          -                         3-14-95    0.04988    0.04988          -
                     4-13-95    0.05205    0.05205          -                         4-13-95    0.04771    0.04771          -
                     5-12-95    0.05067    0.05067          -                         5-12-95    0.04697    0.04697          -
                     6-13-95    0.06033    0.06033          -                         6-13-95    0.05598    0.05598          -
                     7-14-95    0.06544    0.06544          -                         7-14-95    0.06090    0.06090          -
                     8-14-95    0.05506    0.05506          -                         8-14-95    0.05108    0.05108          -
                     9-14-95    0.04968    0.04968          -                         9-14-95    0.04550    0.04550          -
                                0.63666    0.63666          -                                    0.58721    0.58721          -


Income Plus Portfolio                                               Income Plus Portfolio
  Class A Shares    10-14-94    0.05970    0.05970          -          Class C Share 10-14-94    0.04383    0.04383          -
                    11-14-94    0.05985    0.05985          -                        11-14-94    0.05545    0.05545          -
                    12-22-94    0.20698    0.10808       0.09890                     12-22-94    0.20047    0.10157       0.09890
                     1-13-95    0.03386    0.03386          -                         1-13-95    0.03059    0.03059          -
                     2-14-95    0.06681    0.06681          -                         2-14-95    0.06251    0.06251          -
                     3-14-95    0.06754    0.06754          -                         3-14-95    0.06347    0.06347          -
                     4-13-95    0.06345    0.06345          -                         4-13-95    0.05854    0.05854          -
                     5-12-95    0.06040    0.06040          -                         5-12-95    0.05621    0.05621          -
                     6-13-95    0.05763    0.05763          -                         6-13-95    0.05273    0.05273          -
                     7-14-95    0.06091    0.06091          -                         7-14-95    0.05575    0.05575          -
                     8-14-95    0.05937    0.05937          -                         8-14-95    0.05486    0.05486          -
                     9-14-95    0.05856    0.05856          -                         9-14-95    0.05381    0.05381          -
                                0.85506    0.75616       0.09890                                 0.78822    0.68932       0.09890
